                         [AMERISTAR MUTUAL FUNDS LOGO]

                          [EYE IN PYRAMID BACKGROUND]


                                AMERISTAR PRIME
                             MONEY MARKET PORTFOLIO

                            AMERISTAR U.S. TREASURY
                             MONEY MARKET PORTFOLIO

                               AMERISTAR CAPITAL
                                GROWTH PORTFOLIO

                               AMERISTAR DIVIDEND
                                GROWTH PORTFOLIO


                               SEMI-ANNUAL REPORT

                                 AMERISTAR CORE
                                INCOME PORTFOLIO

                               AMERISTAR LIMITED
                           DURATION INCOME PORTFOLIO

                           AMERISTAR LIMITED DURATION
                           U.S. GOVERNMENT PORTFOLIO

                            AMERISTAR TENNESSEE TAX
                             EXEMPT BOND PORTFOLIO

                           AMERISTAR LIMITED DURATION
                          TENNESSEE TAX FREE PORTFOLIO




                                 JUNE 30, 1998

    FUND FACTS

         The AmeriStar Funds provide shareholders with a variety of features to make investing in the Portfolios easy, convenient and manageable.

             ------------------------------------------------------------------------------------------
             AMERISTAR FUND FEATURES   AMERISTAR FUND BENEFITS

             PROFESSIONAL INVESTMENT       The investment managers at First American National Bank are
             MANAGEMENT                    experienced investment professionals who oversee the
                                           investments in each mutual fund.
             ------------------------------------------------------------------------------------------
             LOW MINIMUM INVESTMENT        Initial investments in the Portfolios can be as low as
                                           $1,000.

             DEDICATED CUSTOMER            Account information is available from helpful
             SERVICE                       representatives. Just call 1-800-852-0045.
             ------------------------------------------------------------------------------------------
             AUTOMATIC INVESTMENTS         Investments can be made once or twice a month with automatic transfers from your checking account to your Portfolio
                                           account.

             DOLLAR COST AVERAGING         Dollar Cost Averaging is a means of investing by which you invest a fixed dollar amount on a consistent basis. You
                                           invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer
                                           when prices are high. In this way, you can achieve a lower average cost per share.*
             ------------------------------------------------------------------------------------------
             AUTOMATIC WITHDRAWALS         Automatic withdrawals from your Portfolio account can be
                                           made and credited to any account you designate.

             FREE EXCHANGE PRIVILEGES      Shares of a Portfolio can be exchanged into shares of other
                                           AmeriStar Portfolios at no cost.**
             ------------------------------------------------------------------------------------------
             REGULAR, INFORMATIVE          You will receive account statements after each transaction,
             STATEMENTS AND REPORTS        plus regular financial reports highlighting performance and investment strategies.

             DIVIDEND REINVESTMENT         Dividend income and capital gains can be reinvested
                                           automatically in additional shares of a Portfolio.
             ------------------------------------------------------------------------------------------
             DAILY REDEMPTIONS             Shares are redeemable each business day (at the net asset
                                           value per share, which may be worth more or less than your original cost, next determined after receipt of your
                                           redemption request) by mail, telephone or bank wire.

             *  Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
             ** Exchange privileges may be modified or discontinued by the Portfolios at any time. Upon redemption, shares may be worth more or less than their original cost.
                HELPING PEOPLE PLAN FOR A BRIGHTER FUTURE.(SM)

LETTER FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

To Our Shareholders:

I am pleased to send you the AmeriStar Mutual Funds' semi-annual report for the six months ended June 30, 1998, a period that saw stocks soar to new levels. Bond investors also enjoyed returns that were healthy by historical standards, especially when measured against the tame level of inflation we experienced during the period.

In January, we introduced Class B shares to our fund family. Unlike our traditional Class A shares, which carry front-end sales charges, the Class B shares come with a deferred load, also known as a "contingent deferred sales charge or CDSC." We feel that Class B shares are ideal for long-term shareholders.

STOCKS PROVED THAT BIG WAS BETTER

As 1998 began, we felt that the stock market would rotate away from large-cap stocks and toward mid- and small-cap issues. We believed that larger stocks were fundamentally overvalued relative to the smaller names in the market. Our feeling was that smaller stocks -- by that, I mean issues with market capitalizations of less than $5 billion -- were somewhat sheltered from the problems in Asia, and that investors would appreciate the relative merits of these stocks.

However, this scenario simply didn't play out. Instead, a huge flow of money continued to pour into an extremely narrow group of very large stocks. Investors preferred companies they believed would continue to generate consistently high earnings growth for years to come. Foreign players, in particular, focused on the market's most recognizable names. Fleeing economic turmoil in Asia and elsewhere, these investors felt comfortable only with the most familiar companies, and they pushed price-to-earnings multiples and other valuation measures to extraordinarily high -- some would say dangerous -- levels.

History suggests that these large-cap stocks could be ripe for a fall, but that's been the case for some time, and market historians have made little money in recent years. Consequently, we've decided not to "fight the tape," and we've returned to a strategy of investing in what we perceive to be the best of the large-cap stocks. For the time being, liquidity, rather than stocks' underlying fundamentals or valuations, is driving the market. The lion's share of this liquidity is being driven through the large caps.

BONDS DEPENDED ON THE KINDNESS OF NUMBERS

For the period as a whole, fixed-income investors enjoyed relatively high returns that were enhanced by continued low inflation. The yield on the bellwether 30-year Treasury bond fell about 30 basis points (0.30%), which supported moderately higher bond prices. Overall, the yield curve flattened dramatically, with shorter-term rates remaining very steady. This was mostly due to the Federal Reserve Board's (the Fed) decision not to lower the fed funds rate, the rate banks charge one another for overnight loans. So we saw a situation in which market forces drove long-term rates down, while the Fed kept short-term rates artificially high. With inflation virtually nonexistent, our fixed-income shareholders experienced "real returns" (total return minus inflation) that were generous by historical standards.

If long-term interest rates continue to decline, investment in capital goods and building activity could be stimulated. The housing market, for example, could continue to power up. Our sense is that the Fed doesn't want that to happen; they're looking to cool off the economy to some degree. Therefore, the Fed is not likely to lower short-term rates. This suggests that the yield curve could stay in its current, flat position, which typically has been a precursor to slower economic growth.

Asia remains the wildest of wild cards. The problems in Asia have had a negative effect on the earnings of many companies with overseas customers. However, we believe that Asia is also being used as an excuse for bad management decisions, or for the normal ebbs and flows of the economic cycle.

Still, we're concerned about Japan, which seems unable or unwilling to do what's necessary to right its economy. Japan's government has taken some measures in recent months to mollify critics in the United States and China, but these actions may prove to be more cosmetic than substantive. Despite the fact that the prime minister was forced to resign from office in early July, it's possible that Japan will continue to suffer, at least in the banking sector, in the near term.

All in all, we think that the climate for stocks and bonds is neutral over the next six months. There are some underlying forces that remain positive for investments, including the aging of the population and the move toward saving for retirement, and a federal government that is as stable as any in the world. For those and other reasons, we believe that money will continue to flow into our markets. Frankly, we're surprised that stocks have risen as much as they have this year. As previously mentioned, we're not going to fight that upward momentum, and we intend to remain as fully invested as possible.

We thank you for your support and look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Frederick S. Crown Jr.
Frederick S. Crown Jr., CFA
Chief Investment Officer


                        SHARON BROWN                                                                     DONALD F. TURK, CFA
                        Portfolio Manager                                                                Portfolio Manager
                        Prime Money Market                                                               U.S. Treasury Money
[Brown Photo]           Portfolio+                                               [Turk Photo]            Market Portfolio+

 INVESTMENT GOAL
 The AmeriStar Money Market Portfolios seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio seeks its objective by investing in:
 PRIME MONEY MARKET PORTFOLIO -- A broad range of U.S. Government, bank and corporate short-term, money-market obligations.
 U.S. TREASURY MONEY MARKET PORTFOLIO -- U.S. Treasury securities, other obligations that are guaranteed as to principal and interest by the U.S. Government and related repurchase agreements.

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?

A. For the last six months, Treasury bill rates were very stable. From January into April, the 3-month T-bill rate drifted within a fairly tight range of 5.10%-5.22%. Then, from April through the end of June, the rate stayed within an equally narrow range of 5.03%-5.15%. This was a direct consequence of the Federal Reserve's keeping the fed funds rate (the rate banks charge one another for overnight loans) artificially high at 5.5%.

As of June 30, 1998, the average maturity of the Prime Money Market Portfolio was 9 days; for the U.S. Treasury Money Market Portfolio, it was 52 days.

With the Prime Money Market Portfolio, there was no enticement to go out long on the yield curve. With the commercial (corporate) paper that is bought by the Portfolio, we were being offered yields on the short end that were within five basis points (0.05%) of longer debt. It made more sense to us to stick with shorter paper and stay as liquid as possible.

With the U.S. Treasury Money Market Portfolio, we were concerned about a downtrend in interest rates. Consequently, during the period, we made appropriate adjustments to the Portfolio's average maturity, and to the type of debt we held. The Fund has maintained Standard & Poor's highest quality rating of AAA over the reporting period.*

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. We do not believe the Fed will change the fed funds rate, which should leave the money markets steady. We will buy short-term paper when it makes sense to do so and also buy longer-term debt when we can get sufficiently high yields. As always, remaining liquid for our shareholders will be a priority.

---------------
* The Fund is rated AAA by Standard & Poor's. This rating is historical and is based upon the Fund's credit quality, market exposure and management. It signifies that the Fund's safety is excellent and that it has a superior capacity to maintain a $1.00 net asset value per share.

+ An investment in the AmeriStar Money Market Portfolios is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there is no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


                        CHARLES WINGER
                        Portfolio Manager
                        Capital Growth
[Winger Photo]          Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with the potential to achieve long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. It invests primarily in large U.S. companies with market capitalizations of at least $500 million. The Portfolio is suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

A. Despite some volatility, we had a good first half of the year, relative to historical returns. For the six months ended June 30, 1998, the Portfolio's total return was 14.22% (Class A Shares at NAV).* In comparison, the Lipper Growth Fund Index was up 15.57%, and the Standard & Poor's 500 Index rose 17.72%. The Lipper Growth Fund Index is an index of managed funds that is generally representative of growth stock funds. The S&P 500 is an unmanaged index that is considered to be generally representative of the U.S. stock market as a whole.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. In the first quarter of 1998, we were overweighed in health care and technology; both sectors performed quite well and helped our performance. However, in April and May, we became concerned with valuation levels and took a defensive posture. We raised cash and reduced some of our positions in health care and technology, two sectors that continued to move upward. We also bought into the energy sector. Unfortunately, it turned out to be a bad time for energy stocks, and the Portfolio suffered as a result. The best way to put it is, we got out of sync with the market. But we righted ourselves and ended up having a satisfactory period.**

Q. DID YOU CHANGE YOUR FUNDAMENTAL STRATEGY?

A. No, our fundamental investment themes remain the same. We still like productivity enhancement, which means we believe in technology. We still like financial services and domestic growth companies. For example, we added Dollar General (1.23% of the Portfolio), a discount merchandise retailer and Lowe's Companies (1.89%), a distributor of building materials and supplies. These are growth companies that have little or no exposure to foreign markets; their earnings may not be hurt by the problems in Asia.**

Q. WHAT OTHER STOCKS DO YOU PARTICULARLY LIKE?

A. We are still overweighed in technology and health care. Dell Computer (2.3% of the Portfolio) has performed very well for us. We still like Cisco Systems (3.1%); it has been among our favorite stocks for some time. Also, Microsoft (1.8%) remains a leader in its industry and Lucent Technologies (2.6%) has been a big performer for us in 1998. In health care, two new names in our Portfolio are Warner-Lambert (2.6%) and Schering-Plough (2.6%).**

Also, at the beginning of the year, we had 25%-30% of our assets invested in the mid-cap sector (stocks with market capitalization of less than $8 billion). Those stocks significantly underperformed the market, and we reduced our position to less than 10% of the Portfolio in mid-caps.**

Q. WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 1998?

A. We are very concerned with the valuation levels in the market. But being cautious has not paid off in this bull market. Interest rates are still low, and corporate earnings are coming through okay. We are not ready to abandon stocks.

---------------
 * Including the 4.75% sales load, the Portfolio's return was 8.78%, year to date; 22.49%, 1-year; 18.33%, 5-year; and 14.33%, for the 10-year period.

** The Portfolio composition is subject to change.


                        JAY BAUMGARDNER
                        Portfolio Manager
                        Dividend Growth
[Baumgardner Photo]     Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income and capital appreciation. The Portfolio invests primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

A. We had a very good period relative to our benchmark. For the six months ended June 30, 1998, the Portfolio's total return was 12.66% (Class A Shares at NAV).* In comparison, the Lipper Equity Income Index rose 9.59%. The Lipper Equity Income Index is an index of managed funds that is generally representative of funds that invest more than 60% of assets in equities.

We were very satisfied with the Portfolio's total return. As noted above, our Investment Goal stresses current income as well as capital appreciation. Therefore, such outperformance rewarded our shareholders handsomely.

Q. WHAT FACTORS LED TO THESE STRONG RETURNS?

A. We continued to do well with two of our three primary sectors: financial stocks and utilities. Our energy holdings didn't fare quite as well, however. In the first six months of 1998, oil prices plummeted from $18-$20 a barrel to $12-$13 a barrel. But despite problems with oil stocks, we more than made up ground in other areas. For example, we had great success in the consumer staples, health care and technology sectors especially those companies that were not affected by the "Asian contagion." The key factor driving each of those areas was consistent, reliable earnings. Food companies such as Heinz (1.8% of the Portfolio) and Best Foods (2.2%), along with consumer product companies such as Procter & Gamble (2.2%) and Colgate Palmolive (2.3%), continued to charge right along. In technology, one of our best stocks was Automatic Data Processing (2.6%), a payroll processing firm that had very little exposure in Asia. The stock was up more than 20% during the period. We also benefited from the drop in interest rates and continued low inflation. This environment was ideal for financial and utility stocks, which represented a significant portion of our Portfolio.**

Q. WHAT OTHER STOCKS PERFORMED WELL FOR YOU?

A. We were very happy with the performance of Wal-Mart (1.0% of the Portfolio), which rose nearly 60% during the period. We were attracted to the stock because it's a retailer--we were looking to expand our presence in the retail sector--the company has been a consistent earnings grower and its foreign exposure is relatively small. Also, Gannett (2.7%), the publisher of USA Today and other papers, continued to deliver solid returns. As with Wal-Mart, Gannett has a domestic orientation and delivers consistent earnings growth. The company also has profited from flat newsprint prices, newsprint being its largest cost component.**

Q. WITH THE PORTFOLIO'S IMPRESSIVE CAPITAL APPRECIATION, HAVE YOU BEEN ABLE TO MAINTAIN AN ABOVE-AVERAGE YIELD FOR SHAREHOLDERS?

A. Yes. As of June 30, the Portfolio's dividend yield was 2.3%, versus just 1.4% for the S&P 500. We received significant yield from our utility holdings and the real estate investment trusts (REITs) in the Portfolio. After several years of strong performance, REITs underperformed during the period, due to some negative stories in the media and skeptical investor psychology. But we believe the real estate sector is still very viable, and we expect to be rewarded for our patience.**

Q. WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

A. Although we wouldn't be surprised to see the U.S. economy slow down, it still looks solid compared to the rest of the world. The kinds of companies we focus on are not necessarily dependent on a growing economy; they're not cyclical in nature. Asia may continue to be a drag throughout the world, but if you own Wal-Mart, you may not be terribly concerned about economic conditions in, say, Japan. We anticipate stable interest rates and benign inflation--all of which bodes well for a portfolio such as ours. And if oil prices begin to rise, we're confident our energy holdings will do very well.

---------------
 * Including the 4.75% sales load, the Portfolio's return was 7.28%, year to date; 20.29%, 1-year; 15.12%, 5-year; and 13.92%, for the 10-year period.

** The Portfolio's composition is subject to change.


                        DONALD F. TURK, CFA
                        Portfolio Manager
                        Core Income
[Turk Photo]            Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers with maturities of any length. The Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1998?

A. Despite some volatility in the market, the Portfolio performed very well during the period. For the six months ended June 30, 1998, the Portfolio produced a total return of 3.93% (Class A Shares at NAV).* In comparison, the Merrill Lynch Corporate/Government Master Index, an unmanaged benchmark, produced a total return of 4.24%. The Merrill Lynch Corporate/Government Index is generally representative of U.S. Treasury and Agency bonds and investment-grade corporate bonds.

It is also important to recognize income yield to shareholders. As of June 30, 1998, the Portfolio's 30-day SEC yield was 5.00% (Class A Shares at NAV)**, compared to 5.89% at the end of 1997. The yield percentage is annualized. We achieved our objectives while maintaining an average credit quality of AA- (rated by Standard & Poor's). As of June 30, 1998, the Portfolio's average maturity was 11.4 years.***

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. As the period progressed, corporate spreads widened, largely due to fears caused by the situation in Asia and the decision by many investors to favor super-safe Treasury bonds. (Corporate spreads are the additional yield provided by a corporate bond over a Treasury bond of similar maturity. Spreads often widen when the demand for a class of security, such as corporate paper, is lower than the demand for another security, such as Treasury debt.) Also, as interest rates declined, the prepayments on our limited holdings of mortgage-backed securities increased, resulting in slightly fewer high-yielding instruments in our Portfolio.

Q. WITH ALL THIS MOVEMENT IN THE MARKET, WHAT STRATEGIES DID YOU EMPLOY TO HELP YOU MEET YOUR OBJECTIVES?

A. First, we extended the Portfolio's average weighted maturity from 11.2 years at the end of December to 11.4 years at the end of June. Second, to increase income to shareholders, we sold some of our lower-yielding Treasury securities and replaced them with higher-yielding corporate paper. For example, we moved from Treasury securities of 2026 into AA-rated Consolidated Natural Gas Bonds of 2027 (2.1% of the Portfolio), which added 63 basis points (0.63%) in yield. And third, we increased our use of callable bonds. Although callable bonds can be redeemed before maturity by the issuer, this move enabled us to maintain the same approximate maturity as with our noncallable bonds, while increasing interest income significantly. To illustrate, we bought Xerox Credit 7.5% bonds due in 2012 (0.6% of the Portfolio); these bonds are callable in 1999, but still increased yield by 2.26% over Treasury securities that come due in 1999. We are very sensitive to the fact that our shareholders are focused on current income, and we took prudent steps to boost yield while maintaining the relative stability of the Portfolio.***

As of June 30, 1998, 79% of the Portfolio was invested in corporate paper, with a total of 21% invested in Treasury, government agency and pass-through securities.***

Q. WHAT IS YOUR OUTLOOK?

A. We continue to be positive on the bond market, though we feel most of the downtrend in yields is behind us. Over the next six months, the yield on the 30-year Treasury bond should remain within a range of 5.5%-6.0%. Looking ahead into 1999, we expect the yield to dip below 5%. However, the largest wild card is Asia, especially with regard to the state of the Japanese financial industry. The trouble in Japan is far from over, and that could have a major impact on the U.S. economy and our markets.

---------------
  * Including the 3.00% sales load, the Portfolio's return was 0.78%, year to date; 7.23%, 1-year; 5.03%, 5-year; and 7.34%, for the 10-year period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The Portfolio composition is subject to change.


                        DONALD F. TURK, CFA
                        Portfolio Manager
                        Limited Duration
[Turk Photo]            Income Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated, fixed-income securities of domestic and foreign issuers that generally have a duration of under four years. This
 Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1998?

A. The Portfolio performed well during the period. For the six months ended June 30, 1998, the Portfolio produced a total return of 2.74% (Class A Shares at NAV).* In comparison, the Merrill Lynch 1-5 Year Corporate/Government Index, an unmanaged benchmark, produced a total return of 3.19%. The index is a broad performance measure of bonds with maturities in the one-to-five-year range.

It is also important to recognize income yield to shareholders. As of June 30, 1998, the Portfolio's 30-day SEC yield was 5.00% (Class A Shares at NAV)**, compared to 5.92% at the end of 1997. The yield percentage is annualized. We achieved our objectives while maintaining an average credit quality of AA (rated by Standard & Poor's). As of June 30, 1998, the Portfolio's average maturity was
3.0 years.***

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. As the period progressed, corporate spreads widened, largely due to fears caused by the situation in Asia and the decision by many investors to favor super-safe Treasury bonds. (Corporate spreads are the additional yield provided by a corporate bond over a Treasury bond of similar maturity. Spreads often widen when the demand for a class of security, such as corporate paper, is lower than the demand for another security, such as Treasury debt.) Also, as interest rates declined, the prepayments on our limited holdings of mortgage-backed securities increased, resulting in slightly fewer high-yielding instruments in the Portfolio.

The short end of the yield curve was very flat, and, in fact, was slightly inverted at times during the period. (An inverted yield curve results when securities with shorter maturities offer higher yields than securities with longer maturities.) This was due partly to the fact that the Federal Reserve kept the fed funds rate "artificially" high, and partly to the widening of spreads. Consequently, some of the short-maturity paper we held didn't appreciate in value as much as we expected.

Q. WHAT STRATEGIES DID YOU EMPLOY?

A. We took prudent measures to boost yield for our shareholders while preserving the relative stability of the Portfolio. First, we continued to maintain the Portfolio's average maturity at about 3 years throughout the period. Second, we increased our use of callable agency bonds, which helped us maintain the same approximate maturity, while increasing interest income significantly. For example, we bought Federal Home Loan Mortgage Corporation 6.75% notes that mature in 2008 (2.2% of the Portfolio); these notes are callable in 1999, but still increased yield by 1.46% over Treasury securities that come due in 1999. Third, we sold lower-yielding Treasury securities and replaced them with higher-yielding corporate paper. To illustrate, we moved some money from Treasury securities into SCANA Corp. 6.25% notes due in 2003 (2.2%). SCANA is the solid, A-rated parent of South Carolina Electric and Gas, and the paper yields 75 basis points (0.75%) more than similar Treasury notes.***

As of June 30, 1998, 63% of the Portfolio was invested in corporate paper, with a total of 37% invested in Treasury, agency and pass-through securities.

Q. WHAT IS YOUR OUTLOOK?

A. The key question to consider is: What will the Fed do? It appears to us that, unless the economy has a huge, unexpected spurt, the Fed will not raise the fed funds rate. In that case, the bond market should be in pretty good shape, barring widespread selling by foreign investors. Over the next six months, the yield on the 30-year Treasury bond should remain within a range of 5.5%-6.0%. Looking ahead into 1999, we expect the yield to dip below 5%.***

---------------
  * Including the 3.00% sales load, the Portfolio's return was -0.35%, year to date; 3.44%, 1-year; 4.48%, 5-year; and 6.41%, for the 10-year period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The Portfolio's composition is subject to change.


                        DONALD F. TURK
                        Portfolio Manager
                        Limited Duration
                        U.S. Government
[Turk Photo]            Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with high current income without assuming undue risk. The Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has a duration that approximates that of the Merrill Lynch 1-5 Year Government Bond Index.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1998?

A. The Portfolio did very well during the period. For the six months ended June 30, 1998, the Portfolio produced a total return of 2.74% (Class A Shares at NAV).* In comparison, the Merrill Lynch 1-5 Year Government Bond Index, an unmanaged benchmark, produced a total return of 3.19%. The index is a broad performance measure of government bonds with maturities in the one-to-five-year range.

It is also important to recognize income yield to shareholders. As of June 30, 1998, the Portfolio's 30-day SEC yield was 4.99% (Class A Shares at NAV)**, compared to 5.92% at the end of 1997. The yield percentage is annualized. We achieved our objectives while maintaining an average credit quality of AAA (as rated by Standard & Poor's). As of June 30, 1998, the Portfolio's average maturity was 3.4 years.***

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The short end of the yield curve was very flat, and, in fact, was slightly inverted at times during the period. (An inverted yield curve results when securities with shorter maturities offer higher yields than securities with longer maturities.) This was due partly to the fact that the Federal Reserve kept the fed funds rate "artificially" high, and partly to the widening of spreads between Treasury and corporate debt. Consequently, some of the short-maturity paper we held didn't appreciate in value as much as we expected. Also, as interest rates declined, the prepayments on our limited holdings of mortgage-backed securities increased, resulting in slightly fewer high-yielding instruments in the Portfolio.

Q. WHAT STRATEGIES DID YOU EMPLOY?

A. We took prudent measures to generate more yield for our shareholders while preserving the relative stability of the Portfolio. First, we extended the Portfolio's average maturity from 3.1 years at the end of December to 3.4 years at the end of June. Second, we increased our use of callable agency bonds. This enabled us to maintain the same approximate maturity, but boosted our interest income significantly. For example, we sold a position in Treasury notes and used the proceeds to buy Federal Home Loan Bank notes due in 2007 (3.8% of the Portfolio). These notes are callable in 1999, but still offer 54 basis points (0.54%) more yield than Treasury securities that come due in 1999. We believe this was a great opportunity for us; the notes come with virtually no risk of default and offer a greater spread than we could find in the riskier, corporate market.***

As of June 30, 1998, 45% of the Portfolio was invested in Treasury securities, with 51% invested in government agencies and pass-through securities.***

Q. WHAT IS YOUR OUTLOOK?

A. Basically, the economy keeps rolling along in an accommodating environment of stable interest rates and low inflation. A key question to consider is: What will the Fed do? It appears to us that, unless the economy has a huge, unexpected spurt, the Fed will not raise the fed funds rate. In that case, the bond market should be in pretty good shape, barring widespread selling by foreign investors. Over the next six months, the yield on the 30-year Treasury bond should remain within a range of 5.5%-6.0%. Looking ahead into 1999, we expect the yield to dip below 5%, which would be good for virtually all types of bonds.***

---------------
   * Including the 3.00% sales load, the Portfolio's return was -0.32%, year to date; 3.45%, 1-year; 3.93%, 5-year; and 6.42%, for the 10-year period.

  ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/ or reimbursements not been in effect, the 30-day SEC yield would have been lower.

 *** The Portfolio's composition is subject to change.


                        SHARON BROWN
                        Portfolio Manager
                        Tennessee
                        Tax Exempt
[Brown Photo]           Bond Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL

 The Portfolio seeks to provide investors with current income exempt from Federal and Tennessee state income taxes without assuming undue risk. The Portfolio invests primarily in investment-grade Tennessee municipal obligations, and is suitable for Tennessee residents seeking monthly income exempt from both federal and Tennessee personal income taxes.+ The Portfolio affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.
---------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

A. For the six months ended June 30, 1998, the Portfolio produced a total return of 1.17% (Class A Shares at NAV).* In comparison, the Portfolio's unmanaged benchmark, the Lipper States Intermediate Municipal Index, produced a total return of 2.19%. (The index is a broad performance measure of municipal bonds with intermediate-term maturities.)

It is also important to recognize income yield to shareholders. As of June 30, 1998, the Portfolio's 30-day SEC yield was 3.11% (Class A Shares at NAV).** For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 4.86%. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of Aa (rated by Moody's) and AA (rated by Standard & Poor's). As of June 30, 1998, the Portfolio's average maturity was 8.9 years.***

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. We saw a good bit of supply come into the market. The period included a new fiscal year for many municipalities and other government entities; this is a time when issuers traditionally begin a new borrowing cycle.

For most of the period, municipal bonds in general underperformed Treasury bonds, which turned in a particularly strong performance. This variance was due partly to the amount of supply in the municipal market and partly to the fact that many fixed-income investors continued to show an interest in the equity market. With stocks soaring the last three years, many long-time bond investors may have felt that equities offered a better risk-reward tradeoff.

The only significant move we made was a concerted effort to bring this to be an all-Tennessee fund; we sold most of our out-of-state holdings and used the proceeds to buy Tennessee municipals. Even though our prospectus allows us to invest up to 35% of the Portfolio in out-of-state bonds, the vast majority of our shareholders are residents of Tennessee, and we wanted to give them the greatest possible tax advantage.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE PORTFOLIO?

A. One of our favorite bonds has been Memphis 6.25%, due 2009 (2.1% of the Portfolio). This is a noncallable bond, so we're getting an attractive yield guaranteed for 11 years. On the longer end of the market, we like the Hamilton County 5.10%, due 2024 (1.7%). We bought these bonds at a discount, and as interest rates fell during the period, the bonds gained in value.***

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1998?

A. We don't see a whole lot of change going on in the municipal market for the rest of the year. We're going to still be faced with a healthy amount of supply. We feel the 30-year Treasury bond is going to remain in a trading range of 5.5%-6.0%, and while municipals don't move in lockstep with Treasuries, they key off moves in the Treasury market. So we don't foresee a lot of volatility. We're pretty comfortable with the composition of our Portfolio.***

---------------
  + Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

  * Including the 3.00% sales load, the Portfolio's return was -1.82%, year to date; 3.55%, 1-year; 2.77%, 5-year; and 5.07%, for the 10-year period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The Portfolio's composition is subject to change.


                        SHARON BROWN
                        Portfolio Manager
                        Limited Duration
                        Tennessee Tax Free
[Brown Photo]           Portfolio

---------------------------------------------------------------
---------------------------------------------------------------
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income exempt from Federal and Tennessee state income taxes without assuming undue risk+. The Portfolio invests primarily in investment-grade Tennessee Municipal Obligation Bonds that generally have a duration of under five years, producing an effective average portfolio maturity ranging between three and five years.
---------------------------------------------------------------
Q. HOW DID THE PORTFOLIO PERFORM DURING 1997?

A. For the six months ended June 30, 1998, the Portfolio produced a total return of 1.40% (Class A Shares at NAV).* In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal 1-5 Year Index, produced a total return of 2.3%, while Lipper states that the Short Intermediate Municipal Debt Index 6 month return was 1.96%. The index is a broad performance measure of municipal bonds with short-term maturities.

It is also important to recognize income yield to shareholders. As of June 30, 1998, the Portfolio's 30-day SEC yield was 3.11% (Class A Shares at NAV).** For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 4.83%. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of Aa (rated by Moody's) and AA (rated by Standard & Poor's). As of June 30, 1998, the Portfolio's average maturity was 4.6 years.***

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. We saw a good bit of supply come into the market. The period included a new fiscal year for many municipalities and other government entities; this is a time when issuers traditionally begin a new borrowing cycle.

The yield curve continued to flatten during the period. We saw rates on the shorter end of the yield curve, where we mostly operate, come down more sharply than on the longer end of the curve. This was due in part to the Federal Reserve's decision to keep the fed funds rate (the rate banks charge one another for overnight loans) at an artificially high 5.5%. Demand on the short end tended to keep up with supply; the short end didn't underperform, relative to Treasuries, as much as the longer end of the market.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE PORTFOLIO?

A. We like Metro Nashville Davidson County 6.25%, due 2001 (4.4% of the Portfolio). This is almost a four-year piece of paper with a good coupon. On the long end of the yield curve is a bond we've had for quite a while: Knoxville 7.25%, due 2008 (5.0%). We've held this issue for its current yield and the coupon. Sometime in the next few years we might see a need to change into a longer bond with the same coupon or rearrange the Portfolio to protect our yield. But for right now, this bond is adding very nicely to the Portfolio's yield.***

Q. WHAT IS YOUR OUTLOOK FOR 1998?

A. We don't see a whole lot of change going on in the municipal market for the rest of the year. We're going to still be faced with a healthy amount of supply. If the Fed were to juggle the fed funds rate around, obviously that would have an effect on a Portfolio such as ours. But we don't anticipate such a move and feel that our end of the market should remain steady. We're pretty comfortable with the composition of our Portfolio.***

---------------
  + Some investors may be subject to the federal alternative minimum tax and to certain state and local taxes.

  * Including the 3.00% sales load, the Portfolio's return was -1.61%, year to date; 1.92%, 1-year; 2.69%, 5-year; and 4.62%, for the 10-year period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/ or reimbursements not been in effect, the 30-day SEC yield would have been lower.

*** The Portfolio's composition is subject to change.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                         AMORTIZED
                                                    MOODY'S/S&P              MATURITY     PRINCIPAL         COST
                                                      RATINGS       RATE       DATE        AMOUNT         (NOTE 2)
                                                    -----------   --------   --------   -------------   ------------
BANK NOTES -- 1.8%
  AMEX Centurian..................................  P1/A1           5.71%*    7/13/98   $   3,000,000   $  3,000,635
                                                                                                        ------------
Total Bank Notes (Cost $3,000,635)................                                                         3,000,635
                                                                                                        ------------
CERTIFICATES OF DEPOSIT -- 2.4%
DOMESTIC -- 2.4%
  CS First Boston.................................  P1/A1           5.74*      7/7/98       4,000,000      4,000,000
                                                                                                        ------------
Total Certificates of Deposit (Cost $4,000,000)...                                                         4,000,000
                                                                                                        ------------
COMMERCIAL PAPER -- 59.2%
  Banca CRT Finance...............................  P1/A1           5.58**     7/6/98       5,000,000      4,996,160
  Bank One Funding................................  P1/A1+          5.55**    7/21/98       5,000,000      4,984,694
  Banque et d'Epargne de L'Etat...................  P1/A1+          5.55**     7/7/98       5,000,000      4,995,417
  Bil North America Inc Bank Luxemborg............  P1/A1+          5.54**    7/28/98       5,000,000      4,979,375
  British Telecommunication PLC...................  P1/A1+          6.05**     7/1/98       5,000,000      5,000,000
  Caisse Centrale.................................  P1/A1+          5.55**    7/17/98       5,000,000      4,987,778
  Check Point Charley, Inc........................  P1/A1           5.60**     7/8/98       5,000,000      4,994,594
  Commonwealth Bank of Australia..................  P1/A1+          5.55**    7/17/98       5,000,000      4,987,733
  Cooperative Tractor A...........................  P1/A1+          5.96**     7/2/98       7,000,000      6,998,844
  Deutsche Bank...................................  P1/A1+          5.52**     7/6/98       5,000,000      4,996,201
  Ford Motor Co...................................  P1/A1           5.68**     7/2/98       5,000,000      4,999,213
  General Motors..................................  P1/A1           5.67**     7/2/98       5,000,000      4,999,214
  Halifax Building Society........................  P1/A1           5.69**     7/2/98       5,000,000      4,999,211
  KFW International Finance.......................  P1/A1+          6.10**     7/2/98       6,900,000      6,898,831
  Lloyds Bank PLC.................................  P1/A1+          5.51**    8/14/98       5,000,000      4,966,633
  Nordbanken......................................  P1/A1           5.55**    7/17/98       5,000,000      4,987,778
  PHH Corp........................................  P1/A1           5.72**    7/27/98       5,000,000      4,979,525
  Svenska Handelsbanken...........................  P1/A1           5.53**     7/6/98       5,000,000      4,996,194
  Thunder Bay.....................................  P1/A1           5.61**    7/21/98       3,000,000      2,990,733
                                                                                                        ------------
Total Commercial Paper (Cost $96,738,128).........                                                        96,738,128
                                                                                                        ------------
CORPORATE OBLIGATIONS -- 4.9%
  CTN Trust, Series 1, MTN (b)....................  P1/A1           6.01*      7/2/98       4,000,000      4,002,398
  Merrill Lynch & Co, MTN.........................  P1/A1+          5.72*      7/7/98       4,000,000      4,000,000
                                                                                                        ------------
Total Corporate Obligations (Cost $8,002,398).....                                                         8,002,398
                                                                                                        ------------
U.S. GOVERNMENT AGENCY SECURITIES -- 10.4%
FEDERAL HOME LOAN BANK -- 3.1%
  Federal Home Loan Bank..........................                  5.58*      7/1/98       5,000,000      4,998,328
                                                                                                        ------------
FEDERAL NATIONAL MORTGAGE ASSOC -- 4.2%
  Federal National Mortgage Assoc.................                  5.60*      7/7/98       5,000,000      4,999,516
  Federal National Mortgage Assoc.................                  5.35*     9/14/98       2,000,000      1,998,680
                                                                                                        ------------
                                                                                                           6,998,196
                                                                                                        ------------

                                                                       Continued

                                                                                                         AMORTIZED
                                                    MOODY'S/S&P              MATURITY     PRINCIPAL         COST
                                                      RATINGS       RATE       DATE     AMOUNT/SHARES     (NOTE 2)
                                                    -----------   --------   --------   -------------   ------------
STUDENT LOAN MARKETING ASSOC. -- 3.1%
  Student Loan Marketing Association..............                  5.34%*     7/7/98   $   5,000,000   $  4,994,244
                                                                                                        ------------
Total U.S. Government Agency Securities (Cost
  $16,990,768)....................................                                                        16,990,768
                                                                                                        ------------
REPURCHASE AGREEMENTS -- 21.5%
  Goldman Sachs, dated 6/30/98, with a maturity
     value of $35,271,924 (Collateralized by
     $38,530,577 Federal National Mortgage Assoc.,
     6.46%, 5/18/28, fair value -- 36,324,431)....                  5.60       7/1/98      35,266,438     35,266,438
                                                                                                        ------------
Total Repurchase Agreements (Cost $35,266,438)....                                                        35,266,438
                                                                                                        ------------
MONEY MARKET FUNDS -- 0.0%
  Bank of New York Cash Reserve Money Market
     Fund.........................................                                              1,016          1,016
                                                                                                        ------------
Total Money Market Funds (Cost $1,016)............                                                             1,016
                                                                                                        ------------
TOTAL INVESTMENTS (COST $163,999,383)
  (a) -- 100.2%...................................                                                       163,999,383
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)...                                                          (293,856)
                                                                                                        ------------
TOTAL NET ASSETS -- 100.0%........................                                                      $163,705,527
                                                                                                        ============

---------------
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Directors.
* Variable rate security. Rate represents rate in effect at June 30, 1998. Maturity date reflects the next rate change date.
** Yield effective at purchase.

PLC - Public Limited Company

MTN - Medium Term Note

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost..............  $128,732,945
  Repurchase agreements, at amortized cost..................    35,266,438
                                                              ------------
     Total Investments......................................   163,999,383
  Interest receivable.......................................       291,393
  Receivable for capital shares issued......................        17,421
  Deferred organization costs...............................        10,134
  Prepaid expenses and other assets.........................         6,504
                                                              ------------
Total assets................................................   164,324,835
                                                              ------------
LIABILITIES
  Distributions payable.....................................       519,631
  Payable for capital shares redeemed.......................        18,738
  Accrued expenses:
     Advisory fees..........................................        26,369
     Administration fees....................................        10,547
     Shareholder servicing fees--Class A Shares.............        14,722
     Accounting fees........................................         5,185
     Transfer agent fees....................................         3,296
     Custodian fees.........................................         8,090
     Audit fees.............................................         5,927
     Other..................................................         6,803
                                                              ------------
Total liabilities...........................................       619,308
                                                              ------------
NET ASSETS
     Class A Shares.........................................   107,989,421
     Trust Shares...........................................    55,716,106
                                                              ------------
Total Net Assets............................................  $163,705,527
                                                              ============
Shares Outstanding ($0.001 par value, 1 billion shares
  authorized)
     Class A Shares.........................................   107,991,769
     Trust Shares...........................................    55,717,185
                                                              ------------
                                                               163,708,954
                                                              ============
Net Asset Value, Offering Price and Redemption Price per
  Share
     Class A Shares.........................................         $1.00
                                                                     -----
     Trust Shares...........................................         $1.00
                                                                     -----
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $    163,709
  Additional paid-in capital................................   163,541,682
  Undistributed net investment income.......................         3,563
  Accumulated net realized losses on investment
     transactions...........................................        (3,427)
                                                              ------------
Net Assets, June 30, 1998...................................  $163,705,527
                                                              ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................             $3,075,279
Expenses
  Advisory fees.............................................  $124,342
  Sub-advisory fees.........................................    11,578
  Administration fees.......................................    54,367
  Shareholder servicing fees--Class A Shares................    80,978
  Accounting fees...........................................    31,962
  Transfer agent fees and expenses..........................    31,427
  Directors' fees...........................................     2,636
  Audit fees................................................    13,482
  Custodian fees............................................    13,172
  Registration fees.........................................    10,792
  Legal fees................................................    10,360
  Other expenses............................................    18,055
                                                              --------
Total expenses..............................................                403,151
                                                                         ----------
Net Investment Income.......................................              2,672,128
                                                                         ----------
REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS
  Net realized gains (losses) on investment transactions....                 (1,629)
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $2,670,499
                                                                         ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                              ----------------    -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................   $   2,672,128        $   3,956,447
  Net realized gains (losses) on investment transactions....          (1,629)                (760)
                                                               -------------        -------------
  Net increase in net assets resulting from operations......       2,670,499            3,955,687
                                                               -------------        -------------
Distributions to Class A Shares
  From net investment income................................      (1,560,096)          (1,794,260)
Distributions to Trust Shares
  From net investment income................................      (1,112,032)          (2,162,187)
                                                               -------------        -------------
Total distributions to shareholders.........................      (2,672,128)          (3,956,447)
                                                               -------------        -------------
Capital Share Transactions (at $1.00 per share)
  Proceeds from shares issued...............................     291,486,745          347,193,012
  Dividends reinvested......................................         776,167              357,817
  Cost of shares redeemed...................................    (211,106,103)        (335,936,165)
                                                               -------------        -------------
  Net increase in net assets from capital share
     transactions...........................................      81,156,809           11,614,664
                                                               -------------        -------------
Total increase (decrease) in Net Assets.....................      81,155,180           11,613,904
NET ASSETS
  Beginning of period.......................................      82,550,347           70,936,443
                                                               -------------        -------------
  End of period.............................................   $ 163,705,527        $  82,550,347
                                                               =============        =============
SHARE TRANSACTIONS:
  Issued....................................................     291,486,745          347,193,012
  Reinvested................................................         776,167              357,817
  Redeemed..................................................    (211,106,103)        (335,936,165)
                                                               -------------        -------------
  Change in shares..........................................      81,156,809           11,614,664
                                                               =============        =============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                  AMORTIZED
                                                                    MATURITY      PRINCIPAL          COST
                                                          RATE        DATE      AMOUNT/SHARES      (NOTE 2)
                                                          ----      --------    -------------    ------------
U.S. TREASURY BILLS -- 3.0%
  U.S. Treasury Bill....................................  4.54%*      7/9/98     $ 5,000,000     $  4,994,967
                                                                                                 ------------
Total U.S. Treasury Bills (Cost $4,994,967).............                                            4,994,967
                                                                                                 ------------
U.S. TREASURY NOTES -- 38.6%
  U.S. Treasury Note....................................  6.25       7/31/98       5,000,000        5,002,775
  U.S. Treasury Note....................................  5.88       8/15/98       5,000,000        5,001,307
  U.S. Treasury Note....................................  9.25       8/15/98       5,000,000        5,023,176
  U.S. Treasury Note....................................  4.75       9/30/98      10,000,000        9,983,295
  U.S. Treasury Note....................................  6.00       9/30/98       5,000,000        5,006,927
  U.S. Treasury Note....................................  5.88      10/31/98       5,000,000        5,005,037
  U.S. Treasury Note....................................  5.50      11/15/98       5,000,000        5,000,000
  U.S. Treasury Note....................................  5.75      12/31/98      15,000,000       15,028,362
  U.S. Treasury Note....................................  5.88       1/31/99       5,000,000        5,010,335
  U.S. Treasury Note....................................  5.00       2/15/99       5,000,000        4,984,966
                                                                                                 ------------
Total U.S. Treasury Notes (Cost $65,046,180)............                                           65,046,180
                                                                                                 ------------
U.S. TREASURY STRIPS -- 2.9%
  U.S. Treasury Strip...................................  5.69*      8/15/98       5,000,000        4,965,845
                                                                                                 ------------
Total U.S. Treasury Strips (Cost $4,965,845)............                                            4,965,845
                                                                                                 ------------
REPURCHASE AGREEMENTS -- 55.4%
  Goldman Sachs, dated 6/30/98, with a maturity value of
     $9,353,454 (Collateralized by $35,943,000 U.S.
     Treasury Strips, 8/15/21, fair
     value -- $9,539,380)...............................  5.25        7/1/98       9,352,090        9,352,090
  Merrill Lynch, dated 6/30/98, with a maturity value of
     $41,951,015 (Collateralized by $14,225,000 U.S.
     Treasury Bonds, 10.63%, 8/15/15 fair
     value -- $22,399,020; $20,077,000 U.S. Treasury
     Notes, 5.50%-6.25%, 5/31/00, fair
     value -- $20,391,720)..............................  5.60        7/1/98      41,944,490       41,944,490
                                                                                                 ------------
  Prudential, dated 6/30/98, with a maturity value of
     $41,958,052 (Collateralized by $43,236,418
     Government National Mortgage Assoc., 4.50%-6.00%,
     10/20/27-6/20/28, fair value -- $42,783,380).......  5.82        7/2/98      41,944,490       41,944,490
                                                                                                 ------------
Total Repurchase Agreements (Cost $93,241,070)..........                                           93,241,070
                                                                                                 ------------
MONEY MARKET FUNDS -- 0.0%
  Bank of New York Cash Reserve Money Market Fund.......                               1,011            1,011
                                                                                                 ------------
Total Money Market Funds (Cost $1,011)..................                                                1,011
                                                                                                 ------------
TOTAL INVESTMENTS (COST $168,249,073)(a) -- 99.9%.......                                          168,249,073
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%...........                                              205,075
                                                                                                 ------------
TOTAL NET ASSETS -- 100.0%..............................                                         $168,454,148
                                                                                                 ============

------------------
(a) Cost for federal income tax and financial reporting purposes are the same.

* Yield effective at purchase.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost..............  $ 75,008,003
  Repurchase agreements, at amortized cost..................    93,241,070
                                                              ------------
     Total Investments......................................   168,249,073
  Interest receivable.......................................       927,837
  Receivable for capital shares issued......................         3,397
  Deferred organization costs...............................        10,748
  Prepaid expenses and other assets.........................        31,377
                                                              ------------
Total assets................................................   169,222,432
                                                              ------------
LIABILITIES
  Distributions payable.....................................       653,943
  Payable for capital shares redeemed.......................           722
  Accrued expenses:
     Advisory fees..........................................        33,680
     Administration fees....................................        13,472
     Shareholder servicing fees--Class A Shares.............        16,263
     Accounting fees........................................         6,615
     Transfer agent fees....................................           278
     Custodian fees.........................................        14,932
     Audit fees.............................................         6,772
     Other..................................................        21,607
                                                              ------------
Total liabilities...........................................       768,284
                                                              ------------
NET ASSETS
     Class A Shares.........................................  $ 82,829,141
     Trust Shares...........................................    85,625,007
                                                              ------------
                                                              $168,454,148
                                                              ============
Shares Outstanding ($0.001 par value, 1 billion shares
  authorized)
     Class A Shares.........................................    82,829,141
     Trust Shares...........................................    85,625,007
                                                              ------------
                                                               168,454,148
                                                              ============
Net Asset Value, Offering Price and Redemption Price per
  Share
     Class A Shares.........................................         $1.00
                                                                     -----
     Trust Shares...........................................         $1.00
                                                                     -----
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................  $    168,454
  Additional paid-in capital................................   168,282,155
  Undistributed net investment income.......................         3,539
                                                              ------------
Net Assets, June 30, 1998...................................  $168,454,148
                                                              ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................             $4,664,619
Expenses
  Advisory fees.............................................  $212,319
  Administration fees.......................................    84,927
  Shareholder servicing fees -- Class A Shares..............    98,227
  Accounting fees...........................................    29,817
  Transfer agent fees and expenses..........................    25,344
  Directors' fees...........................................     4,411
  Reports to shareholders...................................    26,994
  Custodian fees............................................    18,245
  Legal fees................................................    17,364
  Audit fees................................................     9,841
  Other Expenses............................................    28,185
                                                              --------
Total expenses..............................................                555,674
                                                                         ----------
Net Investment Income.......................................              4,108,945
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $4,108,945
                                                                         ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                              ----------------    -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................   $   4,108,945        $   9,157,705
                                                               -------------        -------------
Distributions to Class A Shares:
  From net investment income................................      (1,847,664)          (3,780,942)
Distributions to Trust Shares:
  From net investment income................................      (2,261,281)          (5,376,763)
                                                               -------------        -------------
Total distributions to shareholders.........................      (4,108,945)          (9,157,705)
                                                               -------------        -------------
Capital Share Transactions (at $1.00 per share)
  Proceeds from shares issued...............................     245,391,183          469,670,555
  Dividends reinvested......................................         122,095              107,555
  Cost of shares redeemed...................................    (268,298,892)        (466,544,751)
                                                               -------------        -------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................     (22,785,614)           3,233,359
                                                               -------------        -------------
Total increase (decrease) in Net Assets.....................     (22,785,614)           3,233,359
NET ASSETS
  Beginning of period.......................................     191,239,762          188,006,403
                                                               -------------        -------------
  End of period.............................................   $ 168,454,148        $ 191,239,762
                                                               =============        =============
SHARE TRANSACTIONS:
  Issued....................................................     245,391,183          469,670,545
  Reinvested................................................         122,095              107,555
  Redeemed..................................................    (268,298,892)        (466,544,741)
                                                               -------------        -------------
  Change in shares..........................................     (22,785,614)           3,233,359
                                                               =============        =============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              MARKET
                                                                              VALUE
                                                                SHARES       (NOTE 2)
                                                                ------       --------
COMMON STOCKS  --  92.7%
TRANSPORTATION -- 2.0%
  Southwest Airlines Co.....................................     106,450   $  3,153,581
                                                                           ------------
BANKING -- 7.0%
  Banc One Corp. (c)........................................      41,500      2,316,219
  Norwest Corp..............................................      85,080      3,179,865
  Star Banc Corp............................................      38,500      2,459,188
  Wachovia Corp.............................................      38,000      3,210,999
                                                                           ------------
                                                                             11,166,271
                                                                           ------------
COMPUTER SOFTWARE AND SERVICES -- 9.5%
  Cisco Systems, Inc. (b)...................................      54,325      5,001,295
  Dell Computer Corp. (b)...................................      40,000      3,712,500
  Microsoft Corp. (b).......................................      27,200      2,947,800
  SunGard Data Systems, Inc. (b)............................      88,000      3,377,000
                                                                           ------------
                                                                             15,038,595
                                                                           ------------
CONSUMER -- MISCELLANEOUS SERVICES -- 2.1%
  Service Corp. International...............................      77,000      3,301,375
                                                                           ------------
COSMETICS & TOILETRIES -- 2.0%
  Gillette Co...............................................      56,000      3,174,500
                                                                           ------------
DATA PROCESSING -- 2.9%
  Automatic Data Processing, Inc............................      63,500      4,627,563
                                                                           ------------
ELECTRICAL EQUIPMENT -- 3.6%
  General Electric Co.......................................      62,500      5,687,500
                                                                           ------------
ELECTRONIC COMPONENTS -- 0.2%
  Applied Materials, Inc. (b)...............................       1,000         29,500
  Intel Corp................................................       3,500        259,438
                                                                           ------------
                                                                                288,938
                                                                           ------------
ENTERTAINMENT -- 3.0%
  The Walt Disney Co........................................      21,000      2,206,313
  Time Warner, Inc..........................................      29,500      2,520,406
                                                                           ------------
                                                                              4,726,719
                                                                           ------------
FINANCIAL SERVICES -- 4.3%
  Fannie Mae................................................      73,500      4,465,125
  Household International, Inc..............................      48,500      2,412,875
                                                                           ------------
                                                                              6,878,000
                                                                           ------------
HEALTH CARE -- DRUGS -- 13.2%
  Abbott Labs...............................................      67,000      2,738,625
  Amgen, Inc. (b)...........................................      26,000      1,699,750
  Bristol Myers Squibb Co...................................      36,500      4,195,218
  Pfizer, Inc...............................................      33,400      3,630,163
  Schering-Plough Corp......................................      46,500      4,260,562
  Warner-Lambert Co.........................................      61,500      4,266,562
                                                                           ------------
                                                                             20,790,880
                                                                           ------------

                                                                       Continued

                                                                              MARKET
                                                                              VALUE
                                                                SHARES       (NOTE 2)
                                                                ------       --------
COMMON STOCKS, CONTINUED:
HEALTH CARE -- REHABILITATIVE SERVICES -- 2.2%
  HEALTHSOUTH Rehabilitation Corp. (b)(c)...................     130,500   $  3,482,719
                                                                           ------------
HOUSEHOLD -- GENERAL PRODUCTS -- 3.6%
  Newell Co.................................................      64,200      3,197,963
  Procter & Gamble Co.......................................      28,000      2,549,750
                                                                           ------------
                                                                              5,747,713
                                                                           ------------
INDUSTRIAL GOODS & SERVICES -- 2.4%
  Computer Sciences Corp. (b)...............................      46,500      2,976,000
  IBM Corp..................................................       7,000        803,688
                                                                           ------------
                                                                              3,779,688
                                                                           ------------
INSURANCE -- PROPERTY & CASUALTY -- 2.6%
  American International Group, Inc.........................      28,500      4,161,000
                                                                           ------------
MACHINERY & EQUIPMENT -- 0.4%
  Sundstrand Corp...........................................      12,000        687,000
                                                                           ------------
MANUFACTURING -- 1.8%
  Tyco International (c)....................................      44,510      2,804,130
                                                                           ------------
MEDICAL EQUIPMENT & SUPPLIES -- 2.2%
  Boston Scientific Corp. (b)...............................       1,000         71,625
  Medtronic, Inc............................................      39,500      2,518,125
  Sybron International Corp. (b)............................      34,160        862,540
                                                                           ------------
                                                                              3,452,290
                                                                           ------------
OIL & GAS -- 2.0%
  Ensco International, Inc..................................       2,000         34,750
  Texaco, Inc...............................................      51,500      3,073,906
                                                                           ------------
                                                                              3,108,656
                                                                           ------------
PAPER AND FOREST -- 0.0%
  Mead Corp.................................................       2,000         63,500
                                                                           ------------
PETROLEUM -- SERVICES -- 3.7%
  Dresser Industries, Inc...................................      36,500      1,608,281
  Halliburton Co. (c).......................................      26,500      1,180,906
  Schlumberger Ltd..........................................      45,500      3,108,219
                                                                           ------------
                                                                              5,897,406
                                                                           ------------
RETAIL -- 6.2%
  Dayton Hudson Corp........................................      92,000      4,462,000
  Dollar General Corp.......................................      50,000      1,978,125
  Wal-Mart Stores, Inc......................................      55,500      3,371,625
                                                                           ------------
                                                                              9,811,750
                                                                           ------------
RETAIL-SPECIALTY STORES -- 11.8%
  Barnes & Noble, Inc. (b)..................................      46,500      1,740,844
  CVS Corp..................................................      66,618      2,593,938
  Home Depot, Inc. (c)......................................      56,750      4,713,797
  Lowe's Cos., Inc..........................................      75,000      3,042,188
  Office Depot, Inc. (b)....................................      76,000      2,398,750
  Walgreen Co...............................................     102,400      4,230,400
                                                                           ------------
                                                                             18,719,917
                                                                           ------------

                                                                       Continued

                                                                                                                       MARKET
                                                                                                                       VALUE
                                                                                                          SHARES      (NOTE 2)
                                                                                                          ------      --------
COMMON STOCKS, CONTINUED:
TELECOMMUNICATIONS -- 4.0%
  Ascend Communications, Inc. (b)..................................................................        30,500  $    1,511,656
  Lucent Technologies, Inc.........................................................................        50,800       4,225,925
  Premiere Technologies, Inc. (b)..................................................................        70,700         586,589
                                                                                                                   --------------
                                                                                                                        6,324,170
                                                                                                                   --------------

Total Common Stocks (Cost $109,027,889)............................................................                   146,873,861
                                                                                                                   --------------
REGULATED INVESTMENT COMPANIES -- 6.0%
  AIM Liquid Assets Money Market Fund..............................................................     6,575,551       6,575,551
  AIM Prime Money Market Fund......................................................................       942,752         942,752
  Dreyfus Prime Money Market Fund..................................................................             1               1
  S & P 500 Depository Receipt.....................................................................        17,700       2,005,631
                                                                                                                   --------------
Total Regulated Investment Companies (Cost $9,540,251).............................................                     9,523,935
                                                                                                                   --------------

                                                                                            MATURITY    PRINCIPAL
                                                                                   RATE       DATE       AMOUNT
                                                                                 --------   --------   -----------
U.S. TREASURY BILLS -- 3.1%
  U.S. Treasury Bill (c).......................................................    5.28%*     9/3/98   $ 5,000,000     $4,956,600
                                                                                                                     ------------
Total U.S. Treasury Bills (Cost $4,955,422)....................................                                         4,956,600
                                                                                                                     ------------

SHORT-TERM SECURITY PURCHASED WITH COLLATERAL -- 25.4%
REPURCHASE AGREEMENTS -- 25.4%
  Lehman Brothers, dated 6/30/98, with a maturity value of
     $40,244,625, (Collateralized by $41,015,000 Federal
     Home Loan Bank, 6.10%, 3/19/03, fair
     value -- $41,043,300).....................................................    6.38       7/1/98    40,237,500     40,237,500
                                                                                                                     ------------
Total Short-Term Security Purchased With Collateral
  (Cost $40,237,500)...........................................................                                        40,237,500
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $163,761,062) (a) -- 127.2%............................                                       201,591,896
LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.2%)...............................                                       (43,116,883)
                                                                                                                     ------------
TOTAL NET ASSETS -- 100.0%.....................................................                                      $158,475,013
                                                                                                                     ============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.....................................  $40,458,274
            Unrealized depreciation.....................................   (2,627,440)
                                                                          -----------
            Net unrealized appreciation.................................  $37,830,834
                                                                          ===========

(b) Non-income producing security.

(c) All or a portion of this security has been loaned at June 30, 1998.

* Yield effective at purchase.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $123,523,562)...  $161,354,396
  Repurchase agreement, at amortized cost...................    40,237,500
                                                              ------------
    Total Investments.......................................   201,591,896
  Interest and dividends receivable.........................        89,713
  Receivable for investment securities sold.................       737,660
  Receivable for capital shares sold........................        80,439
  Deferred organization costs...............................         6,285
  Prepaid expenses and other assets.........................        33,004
                                                              ------------
Total assets................................................   202,538,997
                                                              ------------
LIABILITIES
  Payable for return of collateral held for securities on
    loan....................................................    40,237,500
  Distributions payable.....................................        30,777
  Payable for investment securities purchased...............     3,660,174
  Accrued expenses:
    Advisory fees...........................................        81,833
    Administration fees.....................................        18,885
    Shareholder servicing fees -- Class B Shares............           180
    Distribution fees -- Class A Shares.....................           429
    Distribution fees -- Class B Shares.....................           539
    Accounting fees.........................................         5,206
    Directors' fees.........................................           106
    Reports to shareholders.................................        11,571
    Other...................................................        16,784
                                                              ------------
Total liabilities...........................................    44,063,984
                                                              ------------
NET ASSETS
    Class A Shares..........................................     2,863,130
    Class B Shares..........................................     1,087,884
    Trust Shares............................................   154,523,999
                                                              ------------
                                                              $158,475,013
                                                              ============
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
    Class A Shares..........................................       195,856
    Class B Shares..........................................        75,357
    Trust Shares............................................    10,650,474
                                                              ------------
                                                                10,921,687
                                                              ============
NET ASSET VALUE
  Class A Shares -- redemption price per share..............        $14.62
                                                                    ------
  Class A Shares -- maximum sales charge....................          4.75%
                                                                    ------
  Class A Shares -- maximum offering price per share
    (100%/(100% -- maximum sales charge) of net asset value
    adjusted to nearest cent)...............................        $15.35
                                                                    ======

  Class B Shares -- offering and redemption price per
    share*..................................................        $14.44
                                                                    ======

  Trust Shares -- offering and redemption price per share...        $14.51
                                                                    ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     10,922
  Additional paid-in capital................................   100,890,191
  Undistributed (distributions in excess of) net investment
    income..................................................        11,618
  Net unrealized appreciation from investments..............    37,830,834
  Accumulated net realized gains on investment
    transactions............................................    19,731,448
                                                              ------------
Net Assets, June 30, 1998...................................  $158,475,013
                                                              ============

---------------
* Redemption price per share varies by length of time shares are held. See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $    87,374
Dividends...................................................                   738,940
                                                                           -----------
Total Investment Income.....................................                   826,314

Expenses
  Advisory fees.............................................  $  490,231
  Administration fees.......................................     113,131
  Shareholder servicing fees -- Class B Shares..............         411
  Distribution fees -- Class A Shares.......................       1,749
  Distribution fees -- Class B Shares.......................       1,233
  Accounting fees...........................................      35,197
  Transfer agent fees and expenses..........................      33,743
  Directors' fees...........................................       3,880
  Registration fees.........................................      24,118
  Custodian fees............................................      20,361
  Legal fees................................................      14,180
  Other expenses............................................      25,035
                                                              ----------
     Total expenses before fee waivers......................     763,269
     Less: Fee waivers......................................     (10,128)
                                                              ----------
     Total expenses.........................................                   753,141
                                                                           -----------
Net Investment Income.......................................                    73,173
                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                19,595,747
  Net change in unrealized appreciation (depreciation) on
     investments............................................                   629,361
                                                                           -----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                20,225,108
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $20,298,281
                                                                           ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                              ----------------    -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $     73,173        $     641,875
  Net realized gains (losses) on investment transactions....      19,595,747           19,491,761
  Net change in unrealized appreciation (depreciation) on
     investments............................................         629,361           11,188,742
                                                                ------------        -------------
  Net increase in net assets resulting from operations......      20,298,281           31,322,378
                                                                ------------        -------------
Distributions to Class A Shares
  From net investment income................................              --             (374,481)
  From net realized gains...................................              --             (121,087)
Distributions to Trust Shares
  From net investment income................................         (59,448)            (266,590)(a)
  From net realized gains...................................              --          (19,052,919)(a)
                                                                ------------        -------------
Total distributions to shareholders.........................         (59,448)         (19,815,077)
                                                                ------------        -------------
Capital Share Transactions
  Proceeds from shares issued...............................      10,076,788          248,661,873
  Dividends reinvested......................................         101,521           19,301,059
  Cost of shares redeemed...................................     (14,561,487)        (185,858,842)
                                                                ------------        -------------
  Net increase in net assets from capital share
     transactions...........................................      (4,383,178)          82,104,090
                                                                ------------        -------------
Total increase (decrease) in Net Assets.....................      15,855,655           93,611,391
NET ASSETS
  Beginning of period.......................................     142,619,358           49,007,967
                                                                ------------        -------------
  End of period.............................................    $158,475,013        $ 142,619,358
                                                                ============        =============
SHARE TRANSACTIONS
  Issued....................................................         731,379           17,028,511
  Reinvested................................................           7,906            1,524,272
  Redeemed..................................................      (1,057,288)         (11,641,375)
                                                                ------------        -------------
  Change in shares..........................................        (318,003)           6,911,408
                                                                ============        =============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Total Investment Income...................................  $     826,314
  Net Expenses..............................................       (753,141)
                                                              -------------
     Net Investment Income (loss)...........................         73,173
Adjustment to reconcile net investment income to net cash
  provided (used) by operating activities:
  Amortization of discount/premium..........................        (86,987)
  Change in interest and dividend receivable................         52,164
  Change in accrued expenses, other payables, prepaid
     expenses and other assets..............................         77,860
                                                              -------------
  Total Adjustments.........................................         43,037
                                                              -------------
     Net cash provided (used) by operating activities.......        116,210

CASH FLOWS FROM INVESTING ACTIVITES:
  Proceeds from sales of investments........................    172,971,186
  Purchases of investments..................................   (168,341,972)
  Net purchases of short-term investments with cash received
     as collateral from securities lending..................    (40,237,500)
                                                              -------------
     Net cash provided (used) by investing activities.......    (35,608,286)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................     10,011,348
  Cost of shares redeemed...................................    (14,561,487)
  Distributions paid to shareholders........................       (296,806)
  Dividends reinvested......................................        101,521
  Net collateral received from securities lending...........     40,237,500
                                                              -------------
     Net cash provided (used) by financing activities.......     35,492,076

Net increase (decrease) in cash.............................             --
Cash at beginning of period.................................             --
                                                              -------------
Cash at end of period.......................................  $          --
                                                              =============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             MARKET
                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS -- 96.0%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
  United Technologies Corp..................................      1,000   $     92,500
                                                                          ------------
AUTOMOBILES -- 0.1%
  Ford Motor Co.............................................      1,000         59,000
                                                                          ------------
BANKING -- 7.3%
  First Tennessee National Corp.............................     44,000      1,388,750
  First Union Corp..........................................     45,000      2,621,249
  NationsBank Corp..........................................     22,000      1,683,000
  Wells Fargo & Co..........................................        500        184,500
                                                                          ------------
                                                                             5,877,499
                                                                          ------------
BEVERAGES -- 3.7%
  Coca-Cola Co..............................................     13,000      1,111,500
  PepsiCo, Inc..............................................     45,000      1,853,438
                                                                          ------------
                                                                             2,964,938
                                                                          ------------
BUILDING & CONSTRUCTION -- 3.0%
  Masco Corp................................................     40,000      2,420,000
                                                                          ------------
CONTAINERS & PACKAGING -- 1.9%
  Sherwin Williams Co.......................................     45,000      1,490,625
                                                                          ------------
COSMETICS & TOILETRIES -- 4.4%
  Avon Products, Inc........................................     22,000      1,705,000
  Colgate Palmolive Co......................................     21,000      1,848,000
                                                                          ------------
                                                                             3,553,000
                                                                          ------------
DATA PROCESSING -- 2.7%
  Automatic Data Processing, Inc. (b).......................     29,400      2,142,525
                                                                          ------------
ELECTRICAL EQUIPMENT -- 6.9%
  Emerson Electric..........................................     35,900      2,165,218
  General Electric Co. (b)..................................     22,000      2,002,000
  Honeywell, Inc............................................     16,000      1,337,000
                                                                          ------------
                                                                             5,504,218
                                                                          ------------
FINANCIAL SERVICES -- 6.2%
  American Express Co.......................................      7,000        798,000
  Citicorp..................................................     10,000      1,492,500
  Fannie Mae................................................     43,500      2,642,625
                                                                          ------------
                                                                             4,933,125
                                                                          ------------
FOOD & RELATED -- 4.1%
  Bestfoods.................................................     31,000      1,799,938
  H.J. Heinz Co.............................................     26,000      1,459,250
                                                                          ------------
                                                                             3,259,188
                                                                          ------------
FOOD PRODUCTS & SERVICES -- 1.1%
  Kimberly Clark Corp.......................................     20,000        917,500
                                                                          ------------

                                                                       Continued

                                                                             MARKET
                                                                             VALUE
                                                               SHARES       (NOTE 2)
                                                               ------       --------
COMMON STOCKS, CONTINUED:
HEALTH CARE -- DRUGS -- 9.4%
  Abbott Labs (b)...........................................     22,000   $    899,250
  Bristol Myers Squibb Co. (b)..............................     19,000      2,183,813
  Glaxo Wellcome PLC -- ADR.................................     30,000      1,794,375
  Schering-Plough Corp......................................     29,000      2,657,124
                                                                          ------------
                                                                             7,534,562
                                                                          ------------
HOUSEHOLD -- GENERAL PRODUCTS -- 4.4%
  Newell Co.................................................     35,000      1,743,438
  Procter & Gamble Co.......................................     20,000      1,821,250
                                                                          ------------
                                                                             3,564,688
                                                                          ------------
INDUSTRIAL GOODS & SERVICES -- 2.7%
  Hewlett-Packard Co........................................     13,000        778,375
  IBM Corp..................................................     12,000      1,377,750
                                                                          ------------
                                                                             2,156,125
                                                                          ------------
MACHINERY & EQUIPMENT -- 1.2%
  Grainger, Inc.............................................     20,000        996,250
                                                                          ------------
MANUFACTURING -- 2.5%
  Fortune Brands, Inc.......................................     52,000      1,998,750
                                                                          ------------
MATERIALS -- 1.4%
  Textron, Inc..............................................     16,000      1,147,000
                                                                          ------------
OIL & GAS -- 8.3%
  Chevron Corp..............................................     15,000      1,245,938
  Enron Corp................................................     22,000      1,189,375
  Exxon Corp................................................     18,000      1,283,624
  Mobil Corp................................................     10,000        766,250
  Royal Dutch Petroleum.....................................      1,000         54,813
  Texaco, Inc. (b)..........................................     35,000      2,089,062
                                                                          ------------
                                                                             6,629,062
                                                                          ------------
PETROLEUM -- SERVICES -- 2.5%
  Dresser Industries, Inc...................................     18,000        793,125
  Schlumberger Ltd..........................................     18,000      1,229,625
                                                                          ------------
                                                                             2,022,750
                                                                          ------------
PUBLISHING -- 2.7%
  Gannett Co., Inc..........................................     31,000      2,202,938
                                                                          ------------
REAL ESTATE INVESTMENT TRUST -- 4.9%
  Equity Office Properties..................................     14,500        411,438
  Equity Residential Property...............................     30,000      1,423,125
  Post Properties...........................................     17,000        654,500
  Simon Debartolo Group, Inc................................     19,000        617,500
  Trinet Corporate Realty Trust, Inc........................     24,600        836,400
                                                                          ------------
                                                                             3,942,963
                                                                          ------------
RETAIL -- 2.5%
  Dollar General Stores.....................................     30,000      1,179,375
  Wal-Mart Stores, Inc......................................     13,000        789,750
                                                                          ------------
                                                                             1,969,125
                                                                          ------------

                                                                       Continued

                                                                                                                      MARKET
                                                                                                                      VALUE
                                                                                                        SHARES       (NOTE 2)
                                                                                                        ------       --------
COMMON STOCKS, CONTINUED:
UTILITIES -- 3.2%
  DPL, Inc..........................................................................................      46,000  $      833,750
  Scana Corp........................................................................................      27,200         810,900
  Sierra Pacific Resources..........................................................................      25,000         907,813
                                                                                                                  --------------
                                                                                                                       2,552,463
                                                                                                                  --------------
UTILITIES-ELECTRIC -- 3.0%
  Duke Energy Corp..................................................................................      24,000       1,422,000
  NIPSCO Industries, Inc............................................................................      36,500       1,022,000
                                                                                                                  --------------
                                                                                                                       2,444,000
                                                                                                                  --------------
UTILITIES-GAS & PIPELINE -- 1.1%
  Consolidated Natural Gas Co.......................................................................      15,000         883,125
                                                                                                                  --------------
UTILITIES-TELEPHONE -- 1.9%
  Bell Atlantic Corp................................................................................       2,000          91,250
  Sprint Corp.......................................................................................      20,000       1,410,000
                                                                                                                  --------------
                                                                                                                       1,501,250
                                                                                                                  --------------
WHOLESALE -- 2.8%
  Sysco Corp........................................................................................      88,000       2,255,000
                                                                                                                  --------------
Total Common Stocks (Cost $69,535,696)..............................................................                  77,014,169
                                                                                                                  --------------
REGULATED INVESTMENT COMPANIES -- 5.2%
  AIM Liquid Assets Money Market Fund...............................................................   3,551,877       3,551,877
  AIM Prime Money Market Fund.......................................................................     592,029         592,029
                                                                                                                  --------------
Total Regulated Investment Companies (Cost $4,143,906)..............................................                   4,143,906
                                                                                                                  --------------

                                                                                             MATURITY   PRINCIPAL
                                                                                  RATE         DATE       AMOUNT
                                                                                  ----       --------   ----------
SHORT-TERM SECURITY PURCHASED WITH COLLATERAL -- 10.6%
REPURCHASE AGREEMENT -- 10.6%
  Lehman Brothers, dated 6/30/98, with a maturity value of
     $8,532,311, (Collateralized by $3,855,000 Federal Home
     Loan Bank, 6.10%, 3/19/03, fair value -- $3,857,660; by
     23,270,000 Federal Home Loan Mortgage Corp., 0.00%,
     11/13/17, fair value -- $4,847,141).....................................     6.38%       7/1/98    $8,530,800   $ 8,530,800
                                                                                                                     -----------
Total Short-Term Security Purchased With Collateral (Cost $8,530,800)........                                          8,530,800
                                                                                                                     -----------
TOTAL INVESTMENTS (COST $82,210,402) (a) -- 111.8%...........................                                         89,688,875
LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.8%).............................                                         (9,487,720)
                                                                                                                     -----------
TOTAL NET ASSETS -- 100.0%...................................................                                        $80,201,155
                                                                                                                     ===========

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $ 8,721,626
        Unrealized depreciation.............................   (1,243,153)
                                                              -----------
        Net unrealized appreciation.........................  $ 7,478,473
                                                              ===========

(b) All or a portion of this security has been loaned at June 30, 1998. PLC - Public Limited Company
ADR - American Depository Receipt

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $73,679,602)....  $81,158,075
  Repurchase agreement, at amortized cost...................    8,530,800
                                                              -----------
     Total Investments......................................   89,688,875
  Interest receivable.......................................      157,441
  Receivable for capital shares sold........................        7,240
  Deferred organization costs...............................        3,715
  Prepaid expenses and other assets.........................       24,607
                                                              -----------
Total assets................................................   89,881,878
                                                              -----------
LIABILITIES
  Payable for return of collateral held for securities on
     loan...................................................    8,530,800
  Distributions payable.....................................       82,776
  Payable for investment securities purchased...............      987,184
  Accrued expenses:
     Advisory fees..........................................       42,113
     Administration fees....................................        9,718
     Shareholder servicing fees -- Class B Shares...........          261
     Distribution fees -- Class A Shares....................          270
     Distribution fees -- Class B Shares....................          783
     Accounting fees........................................        4,225
     Audit fees.............................................       10,030
     Custodian fees.........................................        7,429
     Other..................................................        5,134
                                                              -----------
Total liabilities...........................................    9,680,723
                                                              -----------
NET ASSETS
     Class A Shares.........................................    2,312,541
     Class B Shares.........................................    1,652,020
     Trust Shares...........................................   76,236,594
                                                              -----------
                                                              $80,201,155
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Class A Shares.........................................      198,780
     Class B Shares.........................................      142,116
     Trust Shares...........................................    6,552,329
                                                              -----------
                                                                6,893,225
                                                              ===========
NET ASSET VALUE
  Class A Shares -- redemption price per share..............       $11.63
                                                                   ------
  Class A Shares -- maximum sales charge....................         4.75%
                                                                   ------
  Class A Shares -- maximum offering price per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................       $12.21
                                                                   ======

  Class B Shares -- offering and redemption price per
     share*.................................................       $11.62
                                                                   ======

  Trust Shares -- offering and redemption price per share...       $11.64
                                                                   ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     6,893
  Additional paid-in capital................................   56,834,872
  Undistributed (distributions in excess of) net investment
     income.................................................       12,939
  Net unrealized appreciation from investments..............    7,478,473
  Accumulated net realized gains on investment
     transactions...........................................   15,867,978
                                                              -----------
Net Assets, June 30, 1998...................................  $80,201,155
                                                              ===========

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $    11,067
Dividends...................................................                   850,022
                                                                           -----------
Total Investment Income.....................................                   861,089

Expenses
  Advisory fees.............................................  $ 242,849
  Administration fees.......................................     56,042
  Shareholder servicing fees -- Class B Shares..............        611
  Distribution fees -- Class A Shares.......................        909
  Distribution fees -- Class B Shares.......................      1,832
  Accounting fees...........................................     35,579
  Transfer agent fees and expenses..........................     34,162
  Directors' fees...........................................      1,817
  Registration fees.........................................     16,340
  Custodian fees............................................     13,211
  Other expenses............................................     19,320
                                                              ---------
     Total expenses before fee waivers......................    422,672
     Less: Fee waivers......................................     (4,867)
                                                              ---------
     Total expenses.........................................                   417,805
                                                                           -----------
Net Investment Income.......................................                   443,284
                                                                           -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                13,468,412
  Net change in unrealized appreciation (depreciation) on
     investments............................................                (4,956,170)
                                                                           -----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                 8,512,242
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 8,955,526
                                                                           ===========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED        PERIOD ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997 (A)
                                                              ----------------    ---------------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................   $     443,284          $   1,081,521
  Net realized gains (losses) on investment transactions....      13,468,412             12,492,214
  Net change in unrealized appreciation (depreciation) on
     investments............................................      (4,956,170)               132,903
                                                               -------------          -------------
  Net increase in net assets resulting from operations......       8,955,526             13,706,638
                                                               -------------          -------------
Distributions Class A Shares
  From net investment income................................          (4,671)              (723,804)
  From net realized gains...................................              --                (45,604)
Distributions to Class B Shares (c)
  From net investment income................................          (1,441)                    --
Distributions to Trust Shares
  From net investment income................................        (422,164)              (361,492)(b)
  From net realized gains...................................              --            (10,045,338)(b)
                                                               -------------          -------------
Total distributions to shareholders.........................        (428,276)           (11,176,238)
                                                               -------------          -------------
Capital Share Transactions
  Proceeds from shares issued...............................       9,407,733            137,340,554
  Dividends reinvested......................................          27,112             10,088,221
  Cost of shares redeemed...................................      (6,098,620)           (81,621,495)
                                                               -------------          -------------
  Net increase in net assets from capital share
     transactions...........................................       3,336,225             65,807,280
                                                               -------------          -------------
Total increase (decrease) in Net Assets.....................      11,863,475             68,337,680
NET ASSETS
  Beginning of period.......................................      68,337,680                     --
                                                               -------------          -------------
  End of period.............................................   $  80,201,155          $  68,337,680
                                                               =============          =============
SHARE TRANSACTIONS:
  Issued....................................................         837,959             11,546,178
  Reinvested................................................           2,452                988,858
  Redeemed..................................................        (539,051)            (5,943,171)
                                                               -------------          -------------
  Change in shares..........................................         301,360              6,591,865
                                                               =============          =============

---------------
(a) For the period from February 28, 1997 (commencement of operations) to December 31, 1997.

(b) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

(c) For the period from January 30, 1998 (commencement of operations of Class B Shares) through June 30, 1998.

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Total Investment Income...................................  $     861,089
  Net Expenses..............................................       (417,805)
                                                              -------------
     Net Investment Income (loss)...........................        443,284
Adjustment to reconcile net investment income to net cash
  provided (used) by operating activities:
  Amortization of discount/premium..........................        (10,972)
  Change in interest and dividend receivable................        (12,624)
  Change in accrued expenses, other payables, prepaid
     expenses and other assets..............................         27,092
                                                              -------------
  Total Adjustments.........................................          3,496
                                                              -------------
     Net cash provided (used) by operating activities.......        446,780
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments........................    107,962,249
  Purchases of investments..................................   (111,258,162)
  Net purchases of short-term investments with cash received
     as collateral from securities lending..................     (8,530,800)
                                                              -------------
     Net cash provided (used) by investing activities.......    (11,826,713)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................      9,400,493
  Cost of shares redeemed...................................     (6,098,620)
  Distributions paid to shareholders........................       (479,852)
  Dividends reinvested......................................         27,112
  Net collateral received from securities lending...........      8,530,800
                                                              -------------
     Net cash provided (used) by financing activities.......     11,379,933
Net increase (decrease) in cash.............................             --
Cash at beginning of period.................................             --
                                                              -------------
Cash at end of period.......................................  $          --
                                                              =============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                           MARKET
                                                     MOODY'S/S&P              MATURITY     PRINCIPAL        VALUE
                                                       RATINGS       RATE       DATE        AMOUNT        (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
CORPORATE BONDS -- 79.5%
BANKING -- 10.7%
  ABN AMRO Bank....................................  Aa3/A           6.63%    10/31/01   $   1,550,000   $ 1,575,188
  Bank One, Texas..................................  Aa3/AA-         6.25      2/15/08       2,000,000     1,995,000
  First Union Corp.................................  A1/A            6.18      2/15/36       1,700,000     1,708,500
  NationsBank Corp.................................  A1/A            7.75      8/15/15         925,000     1,048,719
  Wachovia Corp....................................  A1/AA-          6.61      10/1/25       2,100,000     2,197,124
                                                                                                         -----------
                                                                                                           8,524,531
                                                                                                         -----------
FINANCIAL SERVICES -- 15.5%
  Associates Corp. N.A.............................  Aa3/AA-         7.32      1/13/03         800,000       839,000
  Countrywide Home Loan............................  A3/A            6.84     10/22/04       2,400,000     2,474,999
  Ford Motor Credit Corp...........................  A1/A            7.35      11/7/11       2,000,000     2,092,500
  General Electric Capital Corp....................  Aaa/AAA         7.50      8/21/35       1,500,000     1,745,625
  General Motors Acceptance Corp...................  A3/A-           7.25       5/5/99       1,925,000     1,948,023
  Salomon Smith Barney Holdings....................  A2/A            6.13      1/15/03       2,000,000     1,985,000
  USLIFE Corp......................................  A2/AA-          6.38      6/15/00       1,250,000     1,251,563
                                                                                                         -----------
                                                                                                          12,336,710
                                                                                                         -----------
INDUSTRIAL GOODS & SERVICES -- 18.5%
  Albertson's, Inc.................................  Aa3/A+          6.52      4/10/28       2,000,000     2,032,500
  Anheuser-Busch Cos...............................  A1/A+           7.13       7/1/17       1,500,000     1,571,250
  General Mills....................................  A2/A+           7.50       5/1/09         250,000       251,875
  Harris Corp......................................  A3/A-          10.38      12/1/18       1,050,000     1,120,875
  IBM Corp.........................................  A1/A+           6.25      2/24/00       1,000,000     1,003,500
  IBM Corp.........................................  A1/A+           6.50      1/15/28       2,000,000     2,002,500
  Lockheed Martin Corp.............................  A3/BBB+         6.55      5/15/99       2,400,000     2,411,999
  Reliance Electric Co.............................  A2/AA-          6.80      4/15/03       1,500,000     1,554,375
  Weyerhaeuser Co..................................  A2/A            7.13      7/15/23       2,250,000     2,354,063
  Xerox Corp.......................................  A2/A            7.50      4/16/12         500,000       507,411
                                                                                                         -----------
                                                                                                          14,810,348
                                                                                                         -----------
INSURANCE -- PROPERTY & CASUALTY -- 2.4%
  Travelers/Aetna Property & Casualty..............  A1/A+           6.75      4/15/01       1,850,000     1,887,000
                                                                                                         -----------
RETAIL-STORES -- 5.2%
  Dayton Hudson Co.................................  A3/BBB+         6.80      10/1/01       1,500,000     1,530,000
  J C Penney & Co..................................  A2/A            6.50      6/15/02       1,500,000     1,520,625
  May Department Stores Co.........................  A2/A            7.15      8/15/04       1,000,000     1,055,000
                                                                                                         -----------
                                                                                                           4,105,625
                                                                                                         -----------

                                                                       Continued

                                                                                                           MARKET
                                                       MOODY'S/S&P          MATURITY     PRINCIPAL         VALUE
                                                        RATINGS     RATE      DATE        AMOUNT          (NOTE 2)
                                                      -----------  -------  -------   -------------     -------------
CORPORATE BONDS, CONTINUED:
TELECOMMUNICATIONS -- 5.1%
  BellSouth Corp.....................................  Aaa/AAA    8.25%      7/1/32    $    475,000      $     520,719
  BellSouth Corp.....................................  Aaa/AAA    6.75     10/15/33       2,000,000          1,967,500
  GTE Corp., Callable 2/1/07 @ 103.95................  Baa/A      7.90       2/1/27       1,450,000          1,562,375
                                                                                                         -------------
                                                                                                             4,050,594
                                                                                                         -------------
UTILITIES-ELECTRIC -- 15.2%
  Florida Power Corp.................................  A1/A+      6.54       7/1/02       1,500,000          1,528,125
  Houston Light & Power Corp.........................  A3/A-      6.10       3/1/00       1,725,000          1,729,313
  National Rural Utilities Corp., Series C, MTN......  A1/AA-     6.49      7/10/02       1,600,000          1,626,000
  Public Service Electric & Gas......................  A3/A-      6.25       1/1/07       2,400,000          2,420,999
  Puget Sound Power & Light..........................  Baa1/A-    6.61       2/9/00       1,500,000          1,513,125
  SCANA Corp., Series B, MTN.........................  A3/A-      6.25       7/8/03       1,500,000          1,500,000
  Virginia Electric & Power..........................  A2/A       6.63       4/1/03       1,750,000          1,795,938
                                                                                                         -------------
                                                                                                            12,113,500
                                                                                                         -------------
UTILITIES-GAS -- 4.9%
  Consolidated Natural Gas...........................  A1/AA-     6.80     12/15/27       1,600,000          1,652,000
  Smith Enron........................................  NR/NR      5.97     12/15/06       2,263,700          2,258,041
                                                                                                         -------------
                                                                                                             3,910,041
                                                                                                         -------------
UTILITIES-GAS & ELECTRIC -- 2.0%
  Washington Gas Light, Series D, MTN................  Aa3/AA-    6.85       3/9/28       1,500,000          1,563,750
                                                                                                         -------------
Total Corporate Bonds (Cost $62,044,715).............
                                                                                                            63,302,099
                                                                                                         -------------
MUNICIPAL BONDS -- 1.1+
GEORGIA -- 1.1%
  Atlanta Downtown Development Lease Revenue Bond....  NR/AAA     6.88       2/1/21         800,000            865,000
                                                                                                         -------------
Total Municipal Bonds (Cost $761,101)................                                                          865,000
                                                                                                         -------------
U.S. GOVERNMENT AGENCIES -- 8.9%
FEDERAL HOME LOAN MORTGAGE CORP. -- 3.0%
  Federal Home Loan Mortgage Corp....................             6.44     10/24/07       2,300,000          2,392,782
                                                                                                         -------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 1.3%
  Federal National Mortgage Assoc., (b)..............             6.35     11/23/01       1,000,000          1,006,780
                                                                                                         -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 4.6%
  Government National Mortgage Assoc., Pool # 407413.             8.00      5/15/10         459,632            476,579
  Government National Mortgage Assoc., Pool # 780479.             6.50      8/15/11         925,882            937,159
  Government National Mortgage Assoc., Pool # 423914.             7.50      8/15/11         871,128            899,439
  Government National Mortgage Assoc., Pool # 423923.             7.00      9/15/11       1,366,772          1,401,365
                                                                                                         -------------
                                                                                                             3,714,542
                                                                                                         -------------

                                  Continued

                                                                                                                          MARKET
                                                                 MOODY'S/S&P                 MATURITY     PRINCIPAL        VALUE
                                                                    RATINGS        RATE         DATE     AMOUNT/SHARES    (NOTE 2)
                                                                 -------------  -----------  ----------  --------------   --------
Total U.S. Government Agencies (Cost $7,115,532)...............                                                           $7,114,104
                                                                                                                         -----------
U.S. TREASURY BOND -- 8.1%
  U.S. Treasury Bond...........................................                       8.13%     8/15/21  $      600,000      781,872
  U.S. Treasury Bond...........................................                       6.75      8/15/26       1,000,000    1,144,650
  U.S. Treasury Bond (b).......................................                       6.13     11/15/27       4,250,000    4,556,553
                                                                                                                         -----------
Total U.S. Treasury Bond (Cost $6,189,949).....................                                                            6,483,075
REGULATED INVESTMENT COMPANIES -- 2.7%                                                                                   -----------
  AIM Liquid Assets Money Market Fund..........................                                               2,103,078    2,103,078
  AIM Prime Money Market Fund..................................                                                  27,089       27,089
Total Regulated Investment Companies                                                                                     -----------
  (Cost $2,130,167)............................................                                                            2,130,167
SHORT-TERM SECURITY PURCHASED WITH COLLATERAL -- 6.8%                                                                    -----------
REPURCHASE AGREEMENTS -- 6.8%
  Lehman Brothers, dated 6/30/98, with a maturity value of
     $5,422,210, (Collateralized by $26,550,000 Federal Home
     Loan Mortgage Corp., 0.00%, 11/13/17, fair
     value-$5,530,365).........................................                       6.38       7/1/98  $    5,421,250   5,421,250
Total Short-Term Security Purchased With Collateral (Cost                                                               -----------
  $5,421,250)..................................................                                                           5,421,250
                                                                                                                        -----------
TOTAL INVESTMENTS (COST $83,662,714) (a) -- 107.1%.............                                                          85,315,695
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.1%)................                                                          (5,761,612)
                                                                                                                        -----------
TOTAL NET ASSETS -- 100.0%.....................................                                                         $79,644,083
                                                                                                                        ===========

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $1,830,351
        Unrealized depreciation.............................    (177,370)
                                                              ----------
        Net unrealized appreciation.........................  $1,652,981

(b) All or a portion of this security has been loaned at June 30, 1998.

MTN - Medium Term Note

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $78,241,464)....  $79,894,445
  Repurchase agreement, at amortized cost...................    5,421,250
                                                              -----------
     Total Investments......................................   85,315,695
  Interest receivable.......................................    1,310,817
  Receivable for capital shares sold........................      347,926
  Prepaid expenses and other assets.........................       13,434
                                                              -----------
Total assets................................................   86,987,872
                                                              -----------
LIABILITIES
  Payable for return of collateral held for securities on
     loan...................................................    5,421,250
  Distributions payable.....................................      356,489
  Payable for investment securities purchased...............    1,500,000
  Accrued expenses:
     Advisory fees..........................................       32,714
     Administration fees....................................        9,814
     Shareholder servicing fees -- Class B Shares...........          109
     Distribution fees -- Class A Shares....................          145
     Distribution fees -- Class B Shares....................          328
     Accounting fees........................................        4,563
     Audit fees.............................................        9,202
     Other..................................................        9,175
                                                              -----------
Total liabilities...........................................    7,343,789
                                                              -----------
NET ASSETS
     Class A Shares.........................................    2,055,813
     Class B Shares.........................................      623,359
     Trust Shares...........................................   76,964,911
                                                              -----------
                                                              $79,644,083
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Class A Shares.........................................      198,081
     Class B Shares.........................................       60,104
     Trust Shares...........................................    7,419,355
                                                              -----------
                                                                7,677,540
                                                              ===========
Net Asset Value
  Class A Shares -- redemption price per share..............       $10.38
                                                                   ------
  Class A Shares -- maximum sales charge....................        3.00%
                                                                   ------
  Class A Shares -- maximum offering price per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................       $10.70
                                                                   ------
                                                                   ------
  Class B Shares -- offering and redemption price per
     share*.................................................       $10.37
                                                                   ------
                                                                   ------
  Trust Shares -- offering and redemption price per share...       $10.37
                                                                   ------
                                                                   ------
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     7,678
  Additional paid-in capital................................   77,056,139
  Undistributed (distributions in excess of) net investment
     income.................................................      (32,876)
  Net unrealized appreciation from investments..............    1,652,981
  Accumulated net realized gains on investment
     transactions...........................................      960,161
                                                              -----------
Net Assets, June 30, 1998...................................  $79,644,083
                                                              ===========

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................              $2,408,264
Dividends...................................................                  43,046
                                                                          ----------
Total Investment Income.....................................               2,451,310

Expenses
  Advisory fees.............................................  $190,128
  Administration fees.......................................    57,039
  Shareholder servicing fees -- Class B Shares..............       300
  Distribution fees -- Class A Shares.......................       312
  Distribution fees -- Class B Shares.......................       900
  Accounting fees...........................................    37,235
  Transfer agent fees and expenses..........................    31,265
  Directors' fees...........................................     1,900
  Custodian fees............................................    10,885
  Audit fees................................................    10,219
  Registration fees.........................................    11,724
  Other expenses............................................    13,925
                                                              --------
     Total expenses before fee waivers......................   365,832
     Less: Fee waivers......................................    (3,965)
                                                              --------
     Total expenses.........................................                 361,867
                                                                          ----------
Net Investment Income.......................................               2,089,443
                                                                          ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                 998,249
  Net change in unrealized appreciation (depreciation) on
     investments............................................                 (60,352)
                                                                          ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                 937,897
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $3,027,340
                                                                          ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                              ----------------    -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $ 2,089,443         $  3,857,165
  Net realized gains (losses) on investment transactions....        998,249               14,563
  Net change in unrealized appreciation (depreciation) on
     investments............................................        (60,352)           1,897,381
                                                                -----------         ------------
     Net increase in net assets resulting from operations...      3,027,340            5,769,109
                                                                -----------         ------------
Distributions to Class A Shares
  From net investment income................................         (6,517)          (2,755,744)
Distributions to Class B Shares (b)
  From net investment income................................         (5,332)                  --
Distributions to Trust Shares
  From net investment income................................     (2,077,594)          (1,101,421)(a)
                                                                -----------         ------------
Total distributions to shareholders.........................     (2,089,443)          (3,857,165)
                                                                -----------         ------------
Capital Share Transactions
  Proceeds from shares issued...............................     12,310,354          117,853,442
  Dividends reinvested......................................        735,798            1,329,244
  Cost of shares redeemed...................................     (6,425,640)         (87,824,216)
                                                                -----------         ------------
  Net increase in net assets from capital share
     transactions...........................................      6,620,512           31,358,470
                                                                -----------         ------------
Total increase (decrease) in Net Assets.....................      7,558,409           33,270,414

NET ASSETS
  Beginning of period.......................................     72,085,674           38,815,260
                                                                -----------         ------------
  End of period.............................................    $79,644,083         $ 72,085,674
                                                                ===========         ============

SHARE TRANSACTIONS
  Issued....................................................      1,193,971           11,695,438
  Reinvested................................................         71,573              132,886
  Redeemed..................................................       (623,467)          (8,673,388)
                                                                -----------         ------------
  Change in shares..........................................        642,077            3,154,936
                                                                ===========         ============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.
(b) For the period from January 30, 1998 (commencement of operations of Class B Shares) through June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Total Investment Income...................................  $  2,451,310
  Net Expenses..............................................      (361,867)
                                                              ------------
     Net Investment Income (loss)...........................     2,089,443
Adjustment to reconcile net investment income to net cash
  provided (used) by operating activities:
  Amortization of discount/premium..........................        23,704
  Change in interest and dividend receivable................      (105,841)
  Change in accrued expenses, other payables, prepaid
     expenses and other assets..............................        25,907
                                                              ------------
  Total Adjustments.........................................       (56,230)
                                                              ------------
     Net cash provided (used) by operating activities.......     2,033,213
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments........................    40,021,202
  Purchases of investments..................................   (46,151,336)
  Net purchases of short-term investments with cash received
     as collateral from securities lending..................    (5,421,250)
                                                              ------------
     Net cash provided (used) by investing activities.......   (11,551,384)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................    11,962,442
  Cost of shares redeemed...................................    (6,425,640)
  Distributions paid to shareholders........................    (2,175,679)
  Dividends reinvested......................................       735,798
  Net collateral received from securities lending...........     5,421,250
                                                              ------------
     Net cash provided (used) by financing activities.......     9,518,171

Net increase (decrease) in cash.............................            --
Cash at beginning of period.................................            --
                                                              ------------
Cash at end of period.......................................  $         --
                                                              ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                               MARKET
                                          MOODY'S/S&P            MATURITY     PRINCIPAL        VALUE
                                            RATINGS      RATE      DATE        AMOUNT         (NOTE 2)
                                          -----------    ----    --------   -------------   ------------
CORPORATE BONDS -- 62.2%
BANKING -- 6.1%
  ABN AMRO Bank.........................  Aa3/A          6.63%   10/31/01    $ 2,000,000    $  2,032,500
  Bankers Trust.........................  A2/A           6.75     10/3/01      1,500,000       1,530,000
  NationsBank Corp......................  Aa3/A+         7.00     9/15/01      2,000,000       2,060,000
                                                                                            ------------
                                                                                               5,622,500
                                                                                            ------------
ENTERTAINMENT -- 1.6%
  The Walt Disney Co....................  A2/A           6.38     3/30/01      1,500,000       1,522,500
                                                                                            ------------
FINANCIAL SERVICES -- 11.2%
  Associates Corp. N.A..................  Aa3/AA-        7.68      3/3/00      1,500,000       1,541,250
  Ford Motor Credit Co..................  A1/A           6.50     2/28/02      2,500,000       2,543,750
  General Motors Acceptance Corp........  A3/A-          7.75     1/15/99      2,500,000       2,526,825
  Merrill Lynch & Co., Inc..............  Aa3/AA-        6.00     1/15/01      1,750,000       1,754,375
  Salomon Smith Barney Holdings.........  A2/A           6.13     1/15/03      2,000,000       1,985,000
                                                                                            ------------
                                                                                              10,351,200
                                                                                            ------------
INDUSTRIAL GOODS & SERVICES -- 10.0%
  Archer Daniels Midland................  Aa3/AA-        6.25     5/15/03      1,500,000       1,515,000
  IBM Corp..............................  A1/A+          6.25     2/24/00      1,036,000       1,039,626
  IBM Corp., MTN........................  A1/A+          6.04      8/7/00      1,000,000       1,005,000
  Imperial Oil Ltd......................  Aa2/AA+        8.75    10/15/19      3,000,000       3,202,500
  Martin Marietta Tech..................  A3/BBB+        6.50     4/15/03      2,500,000       2,540,625
                                                                                            ------------
                                                                                               9,302,751
                                                                                            ------------
INSURANCE -- PROPERTY & CASUALTY -- 2.2%
  Travelers/Aetna Property & Casualty...  A1/A+          6.75     4/15/01      2,000,000       2,040,000
                                                                                            ------------
PAPER PRODUCTS -- 2.2%
  International Paper Co................  A3/A-          6.88     7/10/00      2,000,000       2,037,500
                                                                                            ------------
RETAIL-STORES -- 7.7%
  Dayton Hudson Co......................  A3/BBB+        6.40     2/15/03      2,500,000       2,528,125
  J C Penney & Co.......................  A2/A           7.25      4/1/02      2,000,000       2,080,000
  Wal-Mart Stores.......................  Aa2/AA         5.85      6/1/18      2,500,000       2,500,000
                                                                                            ------------
                                                                                               7,108,125
                                                                                            ------------
TELECOMMUNICATIONS -- 1.6%
  MCI Communication Corp................  Baa2/A         7.13     1/20/00      1,500,000       1,522,500
                                                                                            ------------
UTILITIES-ELECTRIC -- 16.4%
  Baltimore Gas & Electric..............  A1/AA-         6.50     2/15/03      2,500,000       2,559,375
  Central Power & Light Co..............  A3/A           6.00      4/1/00      2,000,000       2,002,500
  Florida Power Corp....................  A1/A+          6.54      7/1/02      2,000,000       2,037,500
  MidAmerican Energy....................  A3/A           6.50    12/15/01      2,500,000       2,537,500
  National Rural Utilities Corp., Series
     C, MTN.............................  A1/AA-         6.49     7/10/02      2,000,000       2,032,500
  Puget Sound Power & Light.............  Baa1/A-        6.61      2/9/00      2,000,000       2,017,500
  SCANA Corp., Series B, MTN............  A3/A-          6.25      7/8/03      2,000,000       2,000,000
                                                                                            ------------
                                                                                              15,186,875
                                                                                            ------------

                                                                       Continued

                                                                                               MARKET
                                          MOODY'S/S&P            MATURITY     PRINCIPAL        VALUE
                                            RATINGS      RATE      DATE        AMOUNT         (NOTE 2)
                                          -----------    ----    --------   -------------   ------------
CORPORATE BONDS, CONTINUED:
UTILITIES-GAS -- 3.2%
  ENSERCH Corp..........................  Baa2/BBB            7.00%    8/15/99   $  1,000,000   $    1,010,000
  Smith Enron...........................  NR/NR               5.97    12/15/06      1,995,248        1,990,260
                                                                                                --------------
                                                                                                     3,000,260
                                                                                                --------------
Total Corporate Bonds (Cost
  $57,206,172)..........................                                                            57,694,211
                                                                                                --------------
U.S. GOVERNMENT AGENCIES -- 23.1%
FEDERAL HOME LOAN BANK -- 4.9%
  Federal Home Loan Bank (b)............                      6.00     8/28/01      2,500,000        2,499,675
  Federal Home Loan Bank................                     6.10*    12/24/07      2,000,000        2,013,726
                                                                                                --------------
                                                                                                     4,513,401
                                                                                                --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.2%
  Federal Home Loan Mortgage Corp.
     (b)................................                      6.75      4/1/08      2,000,000        2,002,020
                                                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 1.6%
  Federal National Mortgage Assoc.
     (b)................................                      6.35    11/23/01      1,500,000        1,510,170
                                                                                                --------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOC. -- 12.8%
  Government National Mortgage Assoc.,
     Pool # 339455......................                      8.00    12/15/07        628,922          652,111
  Government National Mortgage Assoc.,
     Pool # 358725......................                      8.00     8/15/08      1,192,437        1,236,402
  Government National Mortgage Assoc.,
     Pool # 392085......................                      7.50     4/15/09        675,905          697,872
  Government National Mortgage Assoc.,
     Pool # 368641......................                      7.50     4/15/09        569,417          587,923
  Government National Mortgage Assoc.,
     Pool # 345752......................                      7.50     6/15/09        589,403          608,559
  Government National Mortgage Assoc.,
     Pool # 376589......................                      8.50     9/15/09        817,729          856,056
  Government National Mortgage Assoc.,
     Pool # 380660......................                      8.00    11/15/09      1,389,799        1,441,040
  Government National Mortgage Assoc.,
     Pool # 392814......................                      8.50    12/15/09        687,707          719,940
  Government National Mortgage Assoc.,
     Pool # 392770......................                      8.50    12/15/09        437,418          457,920
  Government National Mortgage Assoc.,
     Pool # 407337......................                      8.00     4/15/10      1,202,228        1,246,554
  Government National Mortgage Assoc.,
     Pool # 405445......................                      8.00     4/15/10      1,369,545        1,420,040
  Government National Mortgage Assoc.,
     Pool # 423983......................                      7.50     8/15/11      1,871,178        1,931,992
                                                                                                --------------
                                                                                                    11,856,409
                                                                                                --------------
STUDENT LOAN MARKETING ASSOC. -- 1.6%
  Student Loan Marketing Assoc..........                      5.81     1/23/01      1,500,000        1,499,565
                                                                                                --------------
Total U.S. Government Agencies (Cost
  $20,945,486)..........................                                                            21,381,565
                                                                                                --------------
U.S. TREASURY NOTES -- 11.6%
  U.S. Treasury Note....................                      7.75     1/31/00      1,500,000        1,550,160
  U.S. Treasury Note....................                      6.25    10/31/01      1,000,000        1,020,930
  U.S. Treasury Note....................                      6.25     6/30/02      2,000,000        2,050,260
  U.S. Treasury Note (b)................                      6.63     7/31/01      2,000,000        2,060,600
  U.S. Treasury Note (b)................                      6.25     1/31/02      4,000,000        4,089,560
                                                                                                --------------
Total U.S. Treasury Notes (Cost
  $10,566,255)..........................                                                            10,771,510
                                                                                                --------------

                                                                       Continued


                                                                                                   MARKET
                                           MOODY'S/S&P               MATURITY     PRINCIPAL         VALUE
REGULATED INVESTMENT COMPANIES -- 1.9%       RATINGS       RATE        DATE     AMOUNT/SHARES      (NOTE 2)
                                          -------------  ---------  ----------  --------------  --------------
                                                                                    1,774,490   $    1,774,489
  AIM Liquid Assets Money Market Fund...
                                                                                        1,527            1,527
  AIM Prime Money Market Fund...........
                                                                                                --------------
Total Regulated Investment Companies                                                                 1,776,016
  (Cost $1,776,016).....................
                                                                                                --------------
SHORT-TERM SECURITY PURCHASED WITH COLLATERAL -- 12.7%
REPURCHASE AGREEMENT -- 12.7%
Lehman Brothers, dated 6/30/98, with a
  maturity value of $11,796,589,
  (Collateralized by $57,760,000 Federal
  Home Loan Mortgage Corp., 0.00%,                            6.38%     7/1/98   $ 11,794,500       11,794,500
  11/13/17, $12,031,408)................
                                                                                                --------------
Total Short-Term Security Purchased With                                                            11,794,500
  Collateral (Cost $11,794,500).........
                                                                                                --------------
TOTAL INVESTMENTS (COST $102,288,429)                                                              103,417,802
  (A) -- 111.5%.........................
LIABILITIES IN EXCESS OF OTHER                                                                     (10,692,488)
  ASSETS -- (11.5%).....................
                                                                                                --------------
                                                                                                $   92,725,314
TOTAL NET ASSETS -- 100.0%..............
                                                                                                ==============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.....................................  $1,158,322
            Unrealized depreciation.....................................     (28,949)
                                                                          ----------
            Net unrealized appreciation.................................  $1,129,373
                                                                          ==========

(b) All or a portion of this security has been loaned at June 30, 1998.

* Variable rate security. Rate represents rate in effect at June 30, 1998.

MTN -- Medium Term Note

See Notes to Financial Statements.
                                       42

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $90,493,929)....  $91,623,302
  Repurchase agreement, at amortized cost...................   11,794,500
                                                              -----------
     Total Investments......................................  103,417,802
  Interest receivable.......................................    1,524,952
  Receivable for capital shares sold........................       22,020
  Receivable for investment securities sold.................    2,034,688
  Deferred organization costs...............................        9,511
  Prepaid expenses..........................................       10,616
                                                              -----------
Total assets................................................  107,019,589
                                                              -----------
LIABILITIES
  Payable for return of collateral held for securities on
     loan...................................................   11,794,500
  Distributions payable.....................................      416,093
  Payable for investment securities purchased...............    2,000,000
  Payable for capital shares redeemed.......................        2,935
  Accrued expenses and other payables:
     Advisory fees..........................................       38,189
     Administration fees....................................       11,457
     Shareholder servicing fees -- Class B Shares...........           62
     Distribution fees -- Class A Shares....................        1,227
     Distribution fees -- Class B Shares....................          185
     Accounting fees........................................        4,572
     Custodian fees.........................................       11,174
     Audit fees.............................................        8,419
     Other..................................................        5,462
                                                              -----------
Total liabilities...........................................   14,294,275
                                                              -----------
NET ASSETS
     Class A Shares.........................................    7,077,462
     Class B Shares.........................................      310,959
     Trust Shares...........................................   85,336,893
                                                              -----------
                                                              $92,725,314
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Class A Shares.........................................      708,078
     Class B Shares.........................................       31,164
     Trust Shares...........................................    8,538,736
                                                              -----------
                                                                9,277,978
                                                              ===========
NET ASSET VALUE
  Class A Shares -- redemption price per share..............       $10.00
                                                                   ------
  Class A Shares -- maximum sales charge....................         3.00%
                                                                   ------
  Class A Shares -- maximum sales charge per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................       $10.31
                                                                   ======

  Class B Shares -- offering and redemption price per
     share*.................................................        $9.98
                                                                   ======

  Trust Shares -- offering and redemption price per share...        $9.99
                                                                   ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     9,278
  Additional paid-in capital................................   91,453,523
  Undistributed (distributions in excess of) net investment
     income.................................................       (1,454)
  Net unrealized appreciation from investments..............    1,129,373
  Accumulated net realized gains from investment
     transactions...........................................      134,594
                                                              -----------
Net Assets, June 30, 1998...................................  $92,725,314
                                                              ===========

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................               $2,823,619
Dividends...................................................                  103,040
                                                                           ----------
Total Investment Income.....................................                2,926,659
Expenses
  Advisory fees.............................................  $  227,538
  Administration fees.......................................      68,262
  Shareholder servicing fees -- Class B Shares..............         206
  Distribution fees -- Class A Shares.......................       7,333
  Distribution fees -- Class B Shares.......................         619
  Accounting fees...........................................      37,222
  Transfer agent fees and expenses..........................      33,285
  Directors' fees...........................................       2,359
  Custodian fees............................................      12,323
  Audit fees................................................      11,060
  Reports to shareholders...................................       9,690
  Other expenses............................................      21,073
                                                              ----------
     Total expenses before fee waivers......................     430,970
     Less: Fee waivers......................................      (4,977)
                                                              ----------
     Total expenses.........................................                  425,993
                                                                           ----------
Net Investment Income.......................................                2,500,666
                                                                           ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                  124,457
  Net change in unrealized appreciation (depreciation) on
     investments............................................                  (28,192)
                                                                           ----------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................                   96,265
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $2,596,931
                                                                           ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
                                                              ----------------   -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $  2,500,666       $  5,905,203
  Net realized gains (losses) on investment transactions....         124,457             87,039
  Net change in unrealized appreciation (depreciation) on
     investments............................................         (28,192)           185,389
                                                                ------------       ------------
  Net increase in net assets resulting from operations......       2,596,931          6,177,631
                                                                ------------       ------------

Distributions to Class A Shares
  From net investment income................................        (155,284)        (4,572,712)
  From net realized gains...................................              --             (3,598)
Distributions to Class B Shares (b)
  From net investment income................................          (3,708)                --
Distributions to Trust Shares
  From net investment income................................      (2,343,971)        (1,330,194)(a)
  From net realized gains...................................              --            (49,934)(a)
                                                                ------------       ------------
Total distributions to shareholders.........................      (2,502,963)        (5,956,438)
                                                                ------------       ------------

Capital Share Transactions
  Proceeds from shares issued...............................      12,721,782        115,326,621
  Dividends reinvested......................................         996,613          2,802,526
  Cost of shares redeemed...................................     (11,866,560)      (125,767,873)
                                                                ------------       ------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................       1,851,835         (7,638,726)
                                                                ------------       ------------

Total increase (decrease) in Net Assets.....................       1,945,803         (7,417,533)

NET ASSETS
  Beginning of period.......................................      90,779,511         98,197,044
                                                                ------------       ------------
  End of period.............................................    $ 92,725,314       $ 90,779,511
                                                                ============       ============

SHARE TRANSACTIONS:
  Issued....................................................       1,272,303         11,542,505
  Reinvested................................................          99,720            281,855
  Redeemed..................................................      (1,186,722)       (12,593,661)
                                                                ------------       ------------
  Change in shares..........................................         185,301           (769,301)
                                                                ============       ============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.
(b) For the period from January 30, 1998 (commencement of operations of Class B Shares) through June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Total Investment Income...................................  $  2,926,659
  Net Expenses..............................................      (425,993)
                                                              ------------
     Net Investment Income (loss)...........................     2,500,666
Adjustment to reconcile net investment income to net cash
  provided (used) by operating activities:
  Amortization of discount/premium..........................        50,698
  Change in interest and dividend receivable................       (23,637)
  Change in accrued expenses, other payables, prepaid
     expenses and other assets..............................        45,974
                                                              ------------
  Total Adjustments.........................................        73,035
                                                              ------------
     Net cash provided (used) by operating activities.......     2,573,701
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments........................    47,098,490
  Purchases of investments..................................   (48,906,120)
  Net purchases of short-term investments with cash received
     as collateral from securities lending..................   (11,794,500)
                                                              ------------
     Net cash provided (used) by investing activities.......   (13,602,130)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued...............................    12,700,232
  Cost of shares redeemed...................................   (11,885,413)
  Distributions paid to shareholders........................    (2,577,503)
  Dividends reinvested......................................       996,613
  Net collateral received from securities lending...........    11,794,500
                                                              ------------
     Net cash provided (used) by financing activites........    11,028,429
Net increase (decrease) in cash.............................            --
Cash at beginning of period.................................            --
                                                              ------------
Cash at end of period.......................................  $         --
                                                              ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                     MARKET
                                                                        MATURITY     PRINCIPAL        VALUE
                                                              RATE        DATE        AMOUNT        (NOTE 2)
                                                              ----      --------   -------------   -----------
U.S. GOVERNMENT AGENCIES -- 50.9%
FEDERAL FARM CREDIT BANK -- 8.7%
  Federal Farm Credit Bank..................................  6.15%      3/23/05    $1,000,000     $   999,870
  Federal Farm Credit Bank..................................  7.34       8/27/07       750,000         751,305
                                                                                                   -----------
                                                                                                     1,751,175
                                                                                                   -----------
FEDERAL HOME LOAN BANK -- 7.4%
  Federal Home Loan Bank....................................  6.00       8/28/01       750,000         749,903
  Federal Home Loan Bank....................................  6.10*     12/24/07       750,000         755,147
                                                                                                   -----------
                                                                                                     1,505,050
                                                                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 5.0%
  Federal Home Loan Mortgage Corp...........................  6.16       9/25/02       500,000         508,415
  Federal Home Loan Mortgage Corp...........................  6.58       9/30/02       500,000         500,430
                                                                                                   -----------
                                                                                                     1,008,845
                                                                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 7.6%
  Federal National Mortgage Assoc...........................  5.98      11/12/02       500,000         505,105
  Federal National Mortgage Assoc...........................  6.44       8/14/07       500,000         519,500
  Federal National Mortgage Assoc...........................  6.65      11/14/07       500,000         510,170
                                                                                                   -----------
                                                                                                     1,534,775
                                                                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 19.2%
  Government National Mortgage Assoc., Pool # 152718........  9.00      12/15/01        45,466          47,711
  Government National Mortgage Assoc., Pool # 248038........  9.00       2/15/03       152,519         160,049
  Government National Mortgage Assoc., Pool # 407408........  7.50       5/15/10       604,035         623,667
  Government National Mortgage Assoc., Pool # 423984........  7.00       8/15/11       846,796         868,228
  Government National Mortgage Assoc., Pool # 423914........  7.50       8/15/11       871,128         899,438
  Government National Mortgage Assoc., Pool # 423923........  7.00       9/15/11       696,106         713,724
  Government National Mortgage Assoc., Pool # 431451........  7.50      10/15/11       558,530         576,682
                                                                                                   -----------
                                                                                                     3,889,499
                                                                                                   -----------
STUDENT LOAN MARKETING ASSOC. -- 3.0%
  Student Loan Marketing Assoc..............................  5.81       1/23/01       600,000         599,826
                                                                                                   -----------
Total U.S. Government Agencies (Cost $10,181,183)...........                                        10,289,170
                                                                                                   -----------

                                                                       Continued

                                                                                                                        MARKET
                                                                                          MATURITY     PRINCIPAL         VALUE
                                                                                RATE        DATE     AMOUNT/SHARES     (NOTE 2)
                                                                              ---------  ----------  --------------  -------------
U.S. TREASURY NOTES -- 44.6%
  U.S. Treasury Note........................................................      5.75%    12/31/98   $    250,000   $     250,545
  U.S. Treasury Note........................................................       6.00     8/15/99      1,000,000       1,005,500
  U.S. Treasury Note........................................................       6.38     5/15/00        500,000         507,545
  U.S. Treasury Note........................................................       6.25     5/31/00        750,000         759,908
  U.S. Treasury Note........................................................       7.50    11/15/01      2,500,000       2,647,799
  U.S. Treasury Note........................................................       7.50     5/15/02      1,000,000       1,067,370
  U.S. Treasury Note........................................................       6.25     6/30/02        750,000         768,848
  U.S. Treasury Note........................................................       5.63    12/31/02      1,250,000       1,255,150
  U.S. Treasury Note........................................................       5.50     1/31/03        750,000         749,348
                                                                                                                     -------------
Total U.S. Treasury Notes (Cost $8,846,604).................................                                             9,012,013
                                                                                                                     -------------
REGULATED INVESTMENT COMPANIES -- 4.0%
  AIM Treasury Money Market Fund............................................                               807,254         807,255
  Dreyfus Prime Money Market Fund...........................................                                 1,585           1,585
                                                                                                                     -------------
Total Regulated Investment Companies (Cost $808,840)........................                                               808,840
                                                                                                                     -------------
TOTAL INVESTMENTS (COST $19,836,627) (a) -- 99.5%...........................                                            20,110,023
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...............................                                                92,739
                                                                                                                     -------------
TOTAL NET ASSETS -- 100.0%..................................................                                           $20,202,762
                                                                                                                     =============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................  $289,530
Unrealized depreciation.....................................   (16,134)
                                                              --------
Net unrealized appreciation.................................  $273,396
                                                              ========

* Variable rate security. Rate represents rate in effect at June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $19,836,627)....  $20,110,023
  Interest and dividends receivable.........................      214,920
  Deferred organization costs...............................        1,349
  Prepaid expenses and other assets.........................        1,041
                                                              -----------
Total assets................................................   20,327,333
                                                              -----------
LIABILITIES
  Distributions payable.....................................       86,062
  Accrued expenses:
     Advisory fees..........................................        5,640
     Administration fees....................................          664
     Shareholder servicing fees -- Class B Shares...........           23
     Distribution fees -- Class B Shares....................           70
     Accounting fees........................................        5,118
     Directors' fees........................................           34
     Audit fees.............................................       10,831
     Legal fees.............................................        6,147
     Other..................................................        9,982
                                                              -----------
Total liabilities...........................................      124,571
                                                              -----------
NET ASSETS
  Class A Shares............................................   20,049,523
  Class B Shares............................................      153,239
                                                              -----------
                                                              $20,202,762
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
  Class A Shares............................................    1,978,620
  Class B Shares............................................       15,110
                                                              -----------
                                                                1,993,730
                                                              ===========
NET ASSET VALUE
  Class A Shares -- redemption price per share..............  $     10.13
                                                              -----------
  Class A Shares -- maximum sales charge....................         3.00%
                                                              -----------
  Class A Shares -- maximum offering price per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................  $     10.44
                                                              ===========
  Class B Shares -- offering and redemption price per
     share*.................................................  $     10.14
                                                              ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     1,994
  Additional paid-in capital................................   19,932,157
  Undistributed (distributions in excess of) net investment
     income.................................................       (1,440)
  Net unrealized appreciation from investments..............      273,396
  Accumulated net realized losses on investment
     transactions...........................................       (3,345)
                                                              -----------
Net Assets, June 30, 1998...................................  $20,202,762
                                                              ===========

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................                $608,886
Dividends...................................................                  16,684
                                                                            --------
Total Investment Income.....................................                 625,570
Expenses
  Advisory fees.............................................    $ 49,864
  Administration fees.......................................      14,959
  Shareholder servicing fees -- Class B Shares..............          60
  Distribution fees -- Class A Shares.......................      24,733
  Distribution fees -- Class B Shares.......................         178
  Accounting fees...........................................      29,593
  Transfer agent fees and expenses..........................      16,604
  Directors' fees...........................................         516
  Audit fees................................................       5,507
  Registration fees.........................................       5,280
  Other expenses............................................       7,226
                                                                --------
     Total expenses before fee waivers......................     154,520
     Less: Fee waivers......................................     (52,609)
                                                                --------
     Total expenses.........................................                 101,911
                                                                            --------
Net Investment Income.......................................                 523,659
                                                                            --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                  (2,446)
  Net change in unrealized appreciation (depreciation) on
     investments............................................                  25,845
                                                                            --------
  Net Realized and Unrealized Gains (Losses) from
     Investments............................................                  23,399
                                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $547,058
                                                                            ========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       PERIOD ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997 (A)
                                                              ----------------   ---------------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations Net investment income............................    $   523,659           $   865,919
  Net realized gains (losses) on investment transactions....         (2,446)               (2,339)
  Net change in unrealized appreciation (depreciation) on
     investments............................................         25,845               220,368
                                                                -----------           -----------
  Net increase in net assets resulting from operations......        547,058             1,083,948
                                                                -----------           -----------
Distributions to Class A Shares
  From net investment income................................       (522,700)             (865,919)
Distributions to Class B Shares (b)
  From net investment income................................           (959)                   --
                                                                -----------           -----------
Total distributions to shareholders.........................       (523,659)             (865,919)
                                                                -----------           -----------
Capital Share Transactions
  Proceeds from shares issued...............................      2,383,373            22,172,121
  Dividends reinvested......................................          5,061                 4,769
  Cost of shares redeemed...................................     (2,312,422)           (2,291,568)
                                                                -----------           -----------
  Net increase in net assets from capital share
     transactions...........................................         76,012            19,885,322
                                                                -----------           -----------
Total increase (decrease) in Net Assets.....................         99,411            20,103,351

NET ASSETS
  Beginning of period.......................................     20,103,351                    --
                                                                -----------           -----------
  End of period.............................................    $20,202,762           $20,103,351
                                                                ===========           ===========
SHARE TRANSACTIONS
  Issued....................................................        235,075             2,213,380
  Reinvested................................................            499                   473
  Redeemed..................................................       (227,833)             (227,864)
                                                                -----------           -----------
Change in shares............................................          7,741             1,985,989
                                                                ===========           ===========

---------------
(a) For the period from February 28, 1997 (commencement of operations) to December 31, 1997.

(b) For the period from January 30, 1998 (commencement of operations of Class B Shares) to June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              MARKET
                                          MOODY'S/S&P           MATURITY     PRINCIPAL        VALUE
                                            RATINGS     RATE      DATE        AMOUNT         (NOTE 2)
                                          -----------   -----   --------   -------------   ------------
MUNICIPAL BONDS -- 99.0%
GEORGIA -- 1.7%
  Fulton County School District
     Refunded, GO.......................  Aa2/AA         6.38%    5/1/11    $1,480,000     $  1,722,350
                                                                                           ------------
PENNSYLVANIA -- 1.1%
  Indiana County Industrial Development
     Authority, Pollution Control
     Revenue, MBIA......................  Aaa/AAA        5.35    11/1/10     1,000,000        1,067,500
                                                                                           ------------
TENNESSEE -- 94.6%
  Bristol Health & Educational
     Facilities Revenue, Bristol
     Memorial Hospital, Revenue Bond,
     FGIC...............................  Aaa/AAA        6.75     9/1/07     2,140,000        2,503,800
  Chattanooga-Hamilton County Hospital
     Authority, Hospital Revenue,
     Erlanger Medical Center, Series A,
     Callable 4/1/08 @ 101..............  Aaa/AAA        5.00    10/1/28     1,000,000          971,250
  Dickson County, GO, FGIC..............  Aaa/NR         6.25     4/1/08     1,220,000        1,395,375
  Hamilton County, Callable 8/1/07 @
     101, GO............................  Aa2/NR         4.75     8/1/11     1,200,000        1,212,000
  Hamilton County Industrial Development
     Board Lease, Rent Revenue, FGIC....  Aaa/AAA        5.75     9/1/05     1,000,000        1,085,000
  Hamilton County Refunded, Series B,
     GO.................................  Aa2/NR         5.10     8/1/24     1,585,000        1,622,644
  Humphreys County Industrial
     Development Board, Solid Waste
     Disposal Revenue, E.I. Dupont de
     Nemours & Co. Project, Callable
     5/1/04 @ 102.......................  Aa3/AA-        6.70     5/1/24     1,455,000        1,609,594
  Johnson City Health & Educational
     Improvements, Revenue Bond,
     Prerefunded 7/1/01 @ 102, MBIA.....  Aaa/AAA        6.75     7/1/16     1,000,000        1,095,000
  Johnson City Refunded, FGIC...........  Aaa/AAA        5.25     6/1/10     1,260,000        1,337,175
  Johnson City Refunded Water & Sewer,
     FGIC...............................  Aaa/AAA        5.25     6/1/10     1,270,000        1,347,788
  Knox County, GO, Callable 4/1/03 @
     102................................  Aa/AA          6.50     4/1/04     1,965,000        2,186,063
  Knox County, Callable 2/1/04 @ 101....  Aa3/AA         5.00     2/1/13     2,000,000        2,030,000
  Knox County, GO, Callable 2/1/04 @
     101................................  Aa3/AA         5.00     2/1/15     1,000,000        1,006,250
  Knox County Health, Education &
     Housing Facilities Board, Hospital
     Facilities Revenue, Fort Sanders
     Alliance, MBIA.....................  Aaa/AAA        6.25     1/1/13     1,000,000        1,143,750
  Knoxville, Refunded Public Improvement
     GO, Callable 5/1/05 @ 101..........  Aa3/AA         5.00     5/1/09     2,820,000        2,915,175
  Lawrenceburg Electric, Revenue Bond,
     MBIA...............................  Aaa/AAA        6.63     7/1/18     1,250,000        1,507,813
  Memphis, GO...........................  Aa/AA          6.25     7/1/04     1,500,000        1,657,500
  Memphis, GO...........................  Aa/AA          6.00    11/1/06     1,000,000        1,113,750
  Memphis Electric System Revenue.......  Aa/AA          5.90     1/1/04     1,415,000        1,531,738
  Memphis-Shelby County Airport
     Authority, Revenue Bonds, MBIA.....  Aaa/AAA        6.25    2/15/09     1,790,000        2,024,938
  Metropolitan Government Nashville &
     Davidson County, Series A, GO,
     Callable 11/15/06 @ 101............  Aa2/AA         5.13   11/15/10     2,000,000        2,077,500
  Metropolitan Government Nashville &
     Davidson County Electric Revenue
     Refunded, Series B.................  Aa3/AA         5.50    5/15/08     3,780,000        4,039,874
  Metropolitan Government Nashville &
     Davidson County Health & Education
     Facility, Series C.................  Aa3/AA         5.00    10/1/10     1,955,000        2,006,319

                                                                       Continued

                                                                                              MARKET
                                          MOODY'S/S&P           MATURITY     PRINCIPAL        VALUE
                                            RATINGS     RATE      DATE        AMOUNT         (NOTE 2)
                                          -----------   -----   --------   -------------   ------------
MUNICIPAL BONDS, CONTINUED:

TENNESSEE, CONTINUED:
  Metropolitan Government Nashville &
     Davidson County Health & Education
     Revenue, Series A, Callable 5/1/08
     @ 101..............................  Aaa/AAA             4.75%    11/1/18   $  3,750,000   $    3,553,125
  Metropolitan Government Nashville &
     Davidson County Health & Education
     Revenue, Series A, Callable 5/1/08
     @ 101..............................  Aaa/AAA             4.88     11/1/28      3,000,000        2,842,500
  Metropolitan Government, Nashville &
     Davidson County, GO, Callable
     5/15/06 @ 101......................  Aa/AA               5.60     5/15/07      1,045,000        1,135,131
  Metropolitan Government, Nashville &
     Davidson County, Series A, GO,
     Callable 11/15/06 @ 101............  Aa2/AA              5.13    11/15/19      2,000,000        2,000,000
  Metropolitan Government, Nashville &
     Davidson County Energy Project,
     Series B, Revenue Bond.............  Aaa/AAA             6.00      7/1/10      1,335,000        1,506,881
  Metropolitan Government, Nashville &
     Davidson County Health &
     Educational Facilities Board,
     Refunding & Improvements, Meharry
     Medical College, AMBAC.............  Aaa/AAA             6.00     12/1/09      1,000,000        1,122,500
  Metropolitan Government, Nashville &
     Davidson County Water & Sewer
     Revenue............................  Aaa/AAA             6.50      4/1/03      1,000,000        1,100,000
  Metropolitan Government, Nashville &
     Davidson County, Health &
     Educational Facilities Board,
     Refunding & Improvements, Meharry
     Medical College, AMBAC.............  Aaa/AAA             6.00     12/1/13      2,030,000        2,276,138
  Metropolitan Government, Nashville &
     Davidson County, Meharry Medical
     College Project, Prerefunded
     12/1/04 @ 102, AMBAC...............  Aaa/AAA             6.88     12/1/24      4,750,000        5,527,812
  Metropolitan Government, Nashville &
     Davidson County, Vanderbuilt
     University, Series A...............  Aa3/AA              5.75      1/1/07      1,035,000        1,129,444
  Rutherford County Capital Outlay,
     GO.................................  Aa3/AA-             6.00      4/1/04      1,370,000        1,489,875
  Rutherford County Capital Outlay,
     Series A...........................  Aa3/AA-             6.25      5/1/05      3,500,000        3,893,749
  Shelby County, Series A, GO...........  Aa2/AA+             6.75      4/1/05      1,000,000        1,142,500
  Shelby County, Series A, GO...........  Aa2/AA+             5.63      6/1/05      1,000,000        1,078,750
  Shelby County, Series B, GO...........  Aa2/AA+             6.00     12/1/05      2,000,000        2,212,500
  Shelby County Health, Education &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., MBIA.........................  Aaa/AAA             6.25      8/1/07      3,500,000        3,933,124
  Shelby County Health, Educational &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., MBIA.........................  Aaa/AAA             5.50      8/1/05      3,000,000        3,195,000
  Shelby County Health, Educational &
     Housing Facilities Board, Hospital
     Revenue, Methodist Health Systems,
     Inc., MBIA.........................  Aaa/AAA             6.25      8/1/08      2,000,000        2,262,500
  Shelby County Refunded, Series A,
     GO.................................  Aa2/AA+             5.25      4/1/06      1,000,000        1,058,750
  Shelby County Refunded, Series B, GO,
     Callable 8/1/07 @ 101..............  Aa2/AA+             5.00      8/1/11      2,500,000        2,571,875
  Tennessee State Refunded, Series B,
     GO.................................  Aaa/AAA             5.50      5/1/03      1,000,000        1,061,250
  Tennessee State Refunded, Series B,
     GO.................................  Aaa/AA+             6.00      5/1/05      3,000,000        3,307,500
  Tennessee State Refunded, Series B,
     GO.................................  Aaa/AAA             6.00      5/1/06      1,000,000        1,111,250

                                                                       Continued

                                                                                                    MARKET
                                           MOODY'S/S&P               MATURITY     PRINCIPAL         VALUE
                                             RATINGS       RATE        DATE     AMOUNT/SHARES      (NOTE 2)
                                          -------------  ---------  ----------  --------------  --------------
MUNICIPAL BONDS, CONTINUED:
TENNESSEE, CONTINUED:
  Tennessee State, Series A, GO,
     Callable 5/1/08 @ 101..............  Aaa/AAA             5.00%     5/1/11   $  2,000,000   $    2,055,000
  Williamson County Public Improvement,
     GO.................................  Aa1/NR              6.25      4/1/06      1,000,000        1,126,250
                                                                                                --------------
                                                                                                    93,113,700
                                                                                                --------------
WISCONSIN -- 1.6%
  Milwaukee Refunding, GO...............  Aa1/AA+             6.00      2/1/09      1,380,000        1,550,775
                                                                                                --------------
Total Municipal Bonds (Cost
  $95,659,388)..........................                                                            97,454,325
                                                                                                --------------
REGULATED INVESTMENT COMPANIES -- 0.7%
  AIM Tax Free Money Market Fund........                                              686,061          686,061
  Dreyfus Tax Free Money Market Fund....                                               15,849           15,849
                                                                                                --------------
Total Regulated Investment Companies
  (Cost $701,910).......................                                                               701,910
                                                                                                --------------
TOTAL INVESTMENTS (COST $96,361,298) (A)
  - 99.7%...............................                                                            98,156,235
OTHER ASSETS IN EXCESS OF LIABILITIES -
  0.3%..................................                                                               305,451
                                                                                                --------------
TOTAL NET ASSETS  -- 100.0%.............                                                        $   98,461,686
                                                                                                ==============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $1,924,111
        Unrealized depreciation.............................    (129,174)
                                                              ----------
        Net unrealized appreciation.........................  $1,794,937
                                                              ==========


AMBAC - Insured by American Municipal Bond Assurance Corp.

FGIC - Insured by Financial Guaranty Insurance Corp.

GO - General Obligation

MBIA - Insured by Municipal Bond Insurance Assoc.

See Notes to Financial Statements.
                                       54

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $96,361,298)....  $ 98,156,235
  Cash......................................................         3,129
  Interest receivable.......................................     1,395,470
  Receivable for investment securities sold.................     3,060,110
  Receivable for capital shares issued......................         4,223
  Deferred organization costs...............................         9,418
  Prepaid expenses..........................................        12,309
                                                              ------------
Total assets................................................   102,640,894
                                                              ------------
LIABILITIES
  Distributions payable.....................................       303,154
  Payable for investment securities purchased...............     3,800,854
  Accrued expenses:
     Advisory fees..........................................        40,946
     Administration fees....................................        12,284
     Shareholder servicing fees -- Class B Shares...........           147
     Distribution fees -- Class A Shares....................           542
     Distribution fees -- Class B Shares....................           440
     Accounting fees........................................         4,688
     Audit fees.............................................         7,747
     Other..................................................         8,406
                                                              ------------
Total liabilities...........................................     4,179,208
                                                              ------------
NET ASSETS
     Class A Shares.........................................     2,705,060
     Class B Shares.........................................       735,254
     Trust Shares...........................................    95,021,372
                                                              ------------
                                                              $ 98,461,686
                                                              ============
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
     Class A Shares.........................................       267,237
     Class B Shares.........................................        72,484
     Trust Shares...........................................     9,388,840
                                                              ------------
                                                                 9,728,561
                                                              ============
NET ASSET VALUE
  Class A Shares -- redemption price per share..............        $10.12
                                                                    ------
  Class A Shares -- maximum sales charge....................          3.00%
                                                                    ------
  Class A Shares -- maximum offering price per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................        $10.43
                                                                    ======
  Class B Shares -- offering and redemption price per
     share*.................................................        $10.14
                                                                    ======

  Trust Shares -- offering and redemption price per share...        $10.12
                                                                    ======

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $      9,729
  Additional paid-in capital................................    96,761,695
  Undistributed (distributions in excess of) net investment
     income.................................................         5,860
  Net unrealized appreciation from investments..............     1,794,937
  Accumulated net realized losses from investment
     transactions...........................................      (110,535)
                                                              ------------
Net Assets, June 30, 1998...................................  $ 98,461,686
                                                              ============

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................              $2,276,206
Dividends...................................................                  61,440
                                                                          ----------
Total Investment Income.....................................               2,337,646

Expenses Advisory fees......................................  $248,500
  Administration fees.......................................    74,550
  Shareholder servicing fees -- Class B Shares..............       411
  Distribution fees -- Class A Shares.......................     2,815
  Distribution fees -- Class B Shares.......................     1,231
  Accounting fees...........................................    37,702
  Transfer agent fees and expenses..........................    34,043
  Directors' fees...........................................     2,604
  Custodian fees............................................    15,158
  Reports to shareholders...................................    12,904
  Audit fees................................................    11,513
  Other expenses............................................    23,961
                                                              --------
     Total expenses before fee waivers......................   465,392
     Less: Fee waivers......................................    (5,617)
                                                              --------
     Total expenses.........................................                 459,775
                                                                          ----------
Net Investment Income.......................................               1,877,871
                                                                          ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....                 549,968
  Net change in unrealized appreciation (depreciation) on
     investments............................................              (1,096,807)
                                                                          ----------
  Net Realized and Unrealized Gains (Losses) from
     Investments............................................                (546,839)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $1,331,032
                                                                          ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
                                                              ----------------   -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $ 1,877,871        $  4,158,493
  Net realized gains (losses) on investment transactions....        549,968             495,596
  Net change in unrealized appreciation (depreciation) on
     investments............................................     (1,096,807)          2,311,170
                                                                -----------        ------------
     Net increase in net assets resulting from operations...      1,331,032           6,965,259
                                                                -----------        ------------
Distributions to Class A Shares
  From net investment income................................        (39,812)         (3,124,095)
Distributions to Class B Shares (b)
  From net investment income................................         (4,423)                 --
Distributions to Trust Shares
  From net investment income................................     (1,833,636)         (1,034,398)(a)
                                                                -----------        ------------
Total distributions to shareholders.........................     (1,877,871)         (4,158,493)
                                                                -----------        ------------
Capital Share Transactions
  Proceeds from shares issued...............................      6,863,364         126,708,115
  Dividends reinvested......................................         78,705             233,018
  Cost of shares redeemed...................................    (10,344,439)       (115,420,799)
                                                                -----------        ------------
  Net increase (decrease) in net assets from capital share
     transactions...........................................     (3,402,370)         11,520,334
                                                                -----------        ------------
Total increase (decrease) in Net Assets.....................     (3,949,209)         14,327,100

NET ASSETS
  Beginning of period.......................................    102,410,895          88,083,795
                                                                -----------        ------------
  End of period.............................................    $98,461,686        $102,410,895
                                                                ===========        ============

SHARE TRANSACTIONS
  Issued....................................................        676,688          12,634,903
  Reinvested................................................          7,756              23,483
  Redeemed..................................................     (1,017,786)        (11,495,098)
                                                                -----------        ------------
  Change in shares..........................................       (333,342)          1,163,288
                                                                ===========        ============

---------------
(a) For the period from October 3, 1997 (commencement of operations of Trust Shares) through December 31, 1997.

(b) For the period from January 30, 1998 (commencement of operations of Class B Shares) through June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                           MARKET
                                                     MOODY'S/S&P              MATURITY     PRINCIPAL        VALUE
                                                       RATINGS       RATE       DATE        AMOUNT        (NOTE 2)
                                                     -----------   --------   --------   -------------   -----------
MUNICIPAL BONDS -- 96.9%
TENNESSEE -- 96.9%
  Chattanooga Public & Sewer Improvements, GO......  A1/AA-          7.75%      8/1/01   $     550,000   $   608,438
  Chattanooga, Health Education & Housing,
     Facilities Board Revenue, Series A............  Aa2/AA          5.25      12/1/02       1,000,000     1,040,000
  Hamilton County Industrial Development Board,
     Lease/Rent Revenue Bond, FGIC.................  Aaa/AAA...      5.50       9/1/02         750,000       789,375
  Knox County, GO, Callable 4/1/03 @ 102...........  Aa/AA           6.50       4/1/04       1,000,000     1,112,500
  Knox County, Health Education & Housing,
     Facilities Board Hospital Revenue Refunding,
     MBIA..........................................  Aaa/AAA...      7.25       1/1/08       1,000,000     1,201,250
  Memphis, GO......................................  Aa2/AA          6.00       7/1/03         500,000       541,875
  Memphis, GO......................................  Aa/AA           6.00      11/1/03         500,000       544,375
  Memphis, GO......................................  Aa2/AA          6.00       7/1/04       1,000,000     1,091,250
  Memphis Electrical System Revenue Refunding,
     Revenue Bond..................................  Aa/AA           5.80       1/1/03       1,000,000     1,068,750
  Memphis, GO......................................  Aa/AA           5.25       7/1/02       1,200,000     1,251,000
  Memphis, Sanitary Sewer System Revenue Bond......  Aa2/AA+         5.25       1/1/03       1,000,000     1,047,500
  Metropolitan Government, Nashville & Davidson
     County........................................  Aa2/AA          6.25      12/1/01       1,000,000     1,071,250
  Metropolitan Government, Nashville & Davidson
     County Energy Production Facilities, Revenue
     Bond, AMBAC...................................  Aaa/AAA         5.20       7/1/05       1,000,000     1,050,000
  Metropolitan Government, Nashville & Davidson
     County, Electric Revenue, Callable 5/15/02 @
     102...........................................  Aa/AA           5.63      5/15/03       1,000,000     1,065,000
  Metropolitan Government, Nashville & Davidson
     County, Health & Education Facilities Board
     Revenue, The Vanderbilt University, Series
     A.............................................  Aa3/AA          6.00       7/1/07         625,000       696,094
  Metropolitan Nashville Airport Authority Revenue,
     5.00%, 7/1/03, FGIC...........................  Aaa/AAA         5.00       7/1/03       1,920,000     1,988,582
  Shelby County Refunding, Series B, GO............  Aa2/AA+         5.00       8/1/03       1,000,000     1,041,250
  Shelby County, Series A, GO......................  Aa2/AA+         5.70      12/1/00       1,275,000     1,326,000
  Tennessee State, Series B, GO....................  Aaa/AA+         6.20       6/1/01       1,350,000     1,434,375
  Tennessee State, Series B, GO, Prerefunded 6/1/01
     @ 102.........................................  Aaa/AA+...      6.50       6/1/01       1,115,000     1,205,594
  Tennessee State Refunded, Series B, GO...........  Aaa/AAA         5.50       5/1/03       1,000,000     1,061,250
  Tennessee State Refunding Bonds, Series C, GO....  Aaa/AA+         5.00       3/1/05       1,000,000     1,042,500
                                                                                                         -----------
Total Municipal Bonds (Cost $23,098,521)...........                                                       23,278,208
                                                                                                         -----------

                                                                       Continued

                                                                          MARKET
                                                                           VALUE
                                                              SHARES     (NOTE 2)
                                                              -------   -----------
REGULATED INVESTMENT COMPANIES -- 3.8%
  AIM Tax Free Money Market Fund............................  923,657       923,657
  Dreyfus Tax Free Money Market Fund........................    1,308         1,308
                                                                        -----------
Total Regulated Investment Companies (Cost $924,965)........                924,965
                                                                        -----------
TOTAL INVESTMENTS (COST $24,023,486) (A) -- 100.7%..........             24,203,173
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%).............               (163,042)
                                                                        -----------
TOTAL NET ASSETS -- 100.0%..................................            $24,040,131
                                                                        ===========

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.............................  $194,178
        Unrealized depreciation.............................   (14,491)
                                                              --------
        Net unrealized appreciation.........................  $179,687
                                                              ========

AMBAC - Insured by American Municipal Bond Assurance Corp.

FGIC - Insured by Financial Guaranty Insurance Corp.

GO - General Obligation

MBIA - Insured by Municipal Bond Insurance Assoc.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $24,023,486)....  $24,203,173
  Interest receivable.......................................      420,409
  Receivable for investment securities sold.................    1,506,409
  Deferred organization costs...............................        1,516
                                                              -----------
Total assets................................................   26,131,507
                                                              -----------

LIABILITIES
  Distributions payable.....................................       61,674
  Payable for investment securities purchased...............    1,988,582
  Cash overdraft............................................        3,647
  Accrued expenses:
     Advisory fees..........................................        7,693
     Administration fees....................................          789
     Shareholder servicing fees -- Class B Shares...........          110
     Distribution fees -- Class B Shares....................          330
     Accounting fees........................................        4,621
     Transfer agent fees....................................          360
     Audit fees.............................................       10,795
     Custodian fees.........................................        3,986
     Other..................................................        8,789
                                                              -----------
Total liabilities...........................................    2,091,376
                                                              -----------

NET ASSETS
  Class A Shares............................................   23,501,127
  Class B Shares............................................      539,004
                                                              -----------
                                                              $24,040,131
                                                              ===========
Shares Outstanding ($0.001 par value, 500 million shares
  authorized)
  Class A Shares............................................    2,324,704
  Class B Shares............................................       53,317
                                                              -----------
                                                                2,378,021
                                                              ===========
NET ASSET VALUE
  Class A Shares -- redemption price per share..............       $10.11
                                                                   ------
  Class A Shares -- maximum sales charge....................         3.00%
                                                                   ------
  Class A Shares -- maximum offering price per share
     (100%/(100% -- maximum sales charge) of net asset value
     adjusted to nearest cent)..............................       $10.42
                                                                   ------
                                                                   ------
  Class B Shares -- offering and redemption price per
     share*.................................................       $10.11
                                                                   ------
                                                                   ------
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................  $     2,378
  Additional paid-in capital................................   23,790,793
  Net unrealized appreciation from investments..............      179,687
  Accumulated net realized gains from investment
     transactions...........................................       67,273
                                                              -----------
Net Assets, June 30, 1998...................................  $24,040,131
                                                              ===========

---------------
* Redemption price per share varies by length of time shares are held.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest....................................................             $472,056
Dividends...................................................               21,700
                                                                         --------
Total Investment Income.....................................              493,756
Expenses
  Advisory fees.............................................  $ 58,497
  Administration fees.......................................    17,549
  Shareholder servicing fees -- Class B.....................       304
  Distribution fees -- Class A Shares.......................    28,787
  Distribution fees -- Class B..............................       913
  Accounting fees...........................................    29,484
  Transfer agent fees and expenses..........................    20,151
  Directors' fees...........................................       576
  Registration fees.........................................     6,587
  Custodian fees............................................     5,829
  Other expenses............................................     7,782
                                                              --------
     Total expenses before fee waivers......................   176,459
     Less: Fee waivers......................................   (55,504)
                                                              --------
     Total expenses.........................................              120,955
                                                                         --------
Net Investment Income.......................................              372,801
                                                                         --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains (losses) on investment transactions....               62,067
  Net change in unrealized appreciation (depreciation) on
     investments............................................             (121,600)
                                                                         --------
Net Realized and Unrealized Gains (Losses) from
  Investments...............................................              (59,533)
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $313,268
                                                                         ========

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED   PERIOD ENDED
                                                                  JUNE 30,       DECEMBER 31,
                                                                    1998           1997 (A)
                                                              ----------------   -------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................    $   372,801       $   651,831
  Net realized gains (losses) on investment transactions....         62,067             5,206
  Net change in unrealized appreciation (depreciation) on
     investments............................................       (121,600)          174,157
                                                                -----------       -----------
  Net increase in net assets resulting from operations......        313,268           831,194
                                                                -----------       -----------
Distributions to Class A Shares
  From net investment income................................       (370,192)         (651,831)
Distributions to Class B Shares (b)
  From net investment income................................         (2,609)               --
                                                                -----------       -----------
Total distributions to shareholders.........................       (372,801)         (651,831)
                                                                -----------       -----------
Capital Share Transactions
  Proceeds from shares issued...............................      2,828,313        28,464,155
  Dividends reinvested......................................          1,337                 6
  Cost of shares redeemed...................................     (1,623,046)       (5,750,464)
                                                                -----------       -----------
  Net increase in net assets from capital share
     transactions...........................................      1,206,604        22,713,697
                                                                -----------       -----------
Total increase (decrease) in Net Assets.....................      1,147,071        22,893,060
NET ASSETS
  Beginning of period.......................................     22,893,060                --
                                                                -----------       -----------
  End of period.............................................    $24,040,131       $22,893,060
                                                                ===========       ===========
SHARE TRANSACTIONS
  Issued....................................................        279,031         2,833,470
  Reinvested................................................            132                 1
  Redeemed..................................................       (160,241)         (574,372)
                                                                -----------       -----------
  Change in shares..........................................        118,922         2,259,099
                                                                ===========       ===========

---------------

(a) For the period from February 28, 1997 (commencement of operations) to December 31, 1997.

(b) For the period from January 30, 1998 (commencement of operations of Class B Shares) through June 30, 1998.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising eleven portfolios. The accompanying financial statements and notes relate to the AmeriStar Prime Money Market Portfolio, the AmeriStar U.S. Treasury Money Market Portfolio, the AmeriStar Capital Growth Portfolio, the AmeriStar Dividend Growth Portfolio, the AmeriStar Core Income Portfolio, the AmeriStar Limited Duration Income Portfolio, the AmeriStar Limited Duration U.S. Government Portfolio, the AmeriStar Tennessee Tax Exempt Bond Portfolio and the AmeriStar Limited Duration Tennessee Tax Free Portfolio (together the "Portfolios" and individually a "Portfolio").

     The Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio both seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Prime Money Market Portfolio invests in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Treasury Money Market Portfolio invests only in U.S. Treasury securities and in other securities guaranteed as the principal and interest by the U.S. Government.

     The Capital Growth Portfolio seeks to provide investors with capital growth by investing primarily in the equity securities of domestic issuers. The Dividend Growth Portfolio seeks to provide investors with current income and capital appreciation. This Portfolio will invest primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.

     The Core Income Portfolio seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. The Limited Duration Income Portfolio's investment objective is to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of less than four years. The Limited Duration U.S. Government Portfolio seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index.

     The Tennessee Tax Exempt Bond Portfolio's investment objective is to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity. The Limited Duration Tennessee Tax Free Portfolio seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

     The Portfolios are authorized to issue three classes of shares as follows:
Class A Shares, Class B Shares (effective January 30, 1998) and Trust Shares. Class A and B Shares and Trust Shares are substantially the same, except that Class A and B Shares bear the fees that are payable under the plans adopted by the Fund's Board of Directors. Under the shareholder services plan (the "Shareholder Service Plan") for the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio (the "Money Market Portfolios"), fees are payable at an annual rate of 0.25% of each Money Market Portfolio's average daily net assets represented by Class A Shares and 0.75% of the Prime Money Market Portfolio's average daily net assets represented by Class B Shares. Under the plan adopted pursuant to Rule 12b-1 under the Act (the "Distribution Plan"), the Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio (the "Variable Net Asset Value Portfolios") pay fees at an annual rate of 0.25% of each Variable Net Asset Value Portfolio's average daily net assets represented by Class A Shares and 0.75% of each Variable Net Asset Value Portfolio's average daily net assets represented by Class B Shares. As of June 30, 1998, both the Limited Duration U.S. Government Portfolio and the Limited Duration Tennessee Tax Free Portfolio offer only Class A Shares and Class B Shares.

                                   Continued

--------------------------------------------------------------------------------

     At June 30, 1998, there were 2.25 billion shares of the Money Markets Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Class A Shares (500 million shares authorized per Portfolio), Class B Shares (250 million shares authorized for the Prime Money Market Portfolio), and Trust Shares (500 million shares authorized per Portfolio). There were 5.25 billion shares of the Variable Net Asset Value Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Class A Shares (250 million shares authorized per Portfolio), Class B Shares (250 million shares authorized per Portfolio), and Trust Shares (250 million shares authorized per Portfolio).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A)  Security Valuation:

     The Money Market Portfolios' securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

     The Variable Net Asset Value Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and there after assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)  Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)  Repurchase Agreements:

     The Portfolios may purchase instruments from financial institutions, such as banks and broker-dealers approved by the Board of Directors, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Default by the seller would expose the relevant Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Portfolios could receive less than the carrying value upon the sale of the underlying collateral securities.

D)  Expenses:

     The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Direct expenses of a Portfolio are charged to that Portfolio while general Fund expenses are allocated among the Fund's respective portfolios based on the relative net asset of each Portfolio.

E)  Federal Income Taxes:

     For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each

                                   Continued

--------------------------------------------------------------------------------

Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that they distribute substantially all of their income to shareholders. Therefore, no federal income tax provision is required.

F)  Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Prime Money Market Portfolio, U.S. Treasury Money Market Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free Portfolio. Dividends are declared and paid quarterly for the Capital Growth Portfolio. Dividends are declared and paid monthly for the Dividend Growth Portfolio. For all Portfolios, distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations that may differ from GAAP. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

G)  Lending Portfolio Securities:

     To generate additional income, the Portfolios may lend up to 33.3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Portfolios continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Portfolios may invest such cash in short-term U.S. Government Securities, Repurchase Agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Portfolios, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Portfolio because the Portfolio does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Directors and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Portfolio lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for each of the Portfolios listed below. As of June 30, 1998, the following Portfolios had securities with the following market values on loan:

                                                                 MARKET      MARKET VALUE
                                                                VALUE OF      OF LOANED
                                                               COLLATERAL     SECURITIES
                                                              ------------   ------------
Capital Growth Portfolio....................................  $40,237,500    $39,049,225
Dividend Growth Portfolio...................................    8,530,800      8,281,625
Core Income Portfolio.......................................    5,421,250      5,295,300
Limited Duration Income Portfolio...........................   11,794,500     11,362,129

     The loaned securities were fully collateralized by cash as of June 30, 1998.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     First American National Bank ("First American") serves as the Portfolios' investment adviser. Barnett Capital Advisors, Inc. ("Barnett") served as the sub-investment adviser with respect to the Prime Money Market Portfolio until January 30, 1998 when the agreement was terminated and First American assumed the day-to-day management of the Prime Money Market Portfolio's investments. BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolios' administrator and distributor of the Portfolios' shares. BISYS is a subsidiary of The BISYS Group, Inc.

     As investment adviser, First American manages the investments of each Portfolio, and is responsible for all purchases and sales of each Portfolio's investment securities.

                                   Continued

--------------------------------------------------------------------------------

     As sub-investment adviser, Barnett provided the day-to-day management of the Prime Money Market Portfolio's investments. For its services, the Prime Money Market Portfolio had agreed to pay Barnett a fee at an annual rate of 0.15% of the Prime Money Market Portfolio's average daily net assets. Such fees were accrued daily and paid monthly.

     As administrator, BISYS assists in supervising the operations of the Portfolios. For its services, BISYS is entitled to receive a fee at the annual rate of 0.10% of the average daily net assets of each Money Market Portfolio and 0.15% of the average daily net assets of each Variable Net Asset Value Portfolio.

     Pursuant to the Shareholder Service Plan, the Money Market Portfolios pay BISYS for the provision of certain services to the holders of Class A Shares at an annual rate of 0.25% of the average daily net assets of the Money Market Portfolios' Class A Shares. Pursuant to the Shareholder Service Plan, the Prime Money Market Portfolio and each Variable Net Asset Value Portfolio pays BISYS for the provision of certain services to the holders of Class B Shares at an annual rate of 0.25% of the average daily net assets of the Prime Money Market Portfolios' and Variable Net Asset Value Portfolios' Class B Shares. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS may pay financial institutions, including the investment adviser, broker/dealers and other institutions in respect of these services.

     Pursuant to the Distribution Plan, each Variable Net Asset Value Portfolio pays BISYS for advertising, marketing and distributing such Portfolios' Class A Shares and Class B Shares at an annual rate of 0.25% and 0.75% of the average daily net assets of such Class A Shares and Class B Shares, respectively. BISYS may pay financial institutions, broker/dealers and other institutions, in respect of these services.

     Pursuant to the Fund Accounting Agreement, BISYS is entitled to receive a fee at the annual rate of 0.03% of the daily net assets of each portfolio, provided however that such fee shall be subject to a minimum annual fee amount of $48,000 per Portfolio. Also, Portfolios having two or more classes of shares each having different net asset values or paying different daily dividends are subject to an additional annual fee of $10,000 per additional class per Portfolio.

     Certain officers and Directors of the Fund are "affiliated persons" (as defined in the Act) of BISYS and therefore do not receive compensation for being on the Board of Directors. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to all the Portfolios constituting the Fund.

     Information regarding these transactions for the six months ended June 30, 1998 is as follows:

                                        INVESTMENT ADVISORY FEES
                                     -------------------------------
                                      ANNUAL FEE AS A                                        12B-1 FEES
                                       PERCENTAGE OF        FEES       ADMINISTRATION FEES   VOLUNTARILY
                                     AVERAGE DAILY NET   VOLUNTARILY       VOLUNTARILY        REDUCED -    ACCOUNTING
                                          ASSETS           REDUCED           REDUCED           CLASS A       FEES**
                                     -----------------   -----------   -------------------   -----------   ----------
Prime Money Market Portfolio.......        0.25%           $    --           $    --           $    --      $23,282
U.S. Treasury Money Market
  Portfolio........................        0.25%                --                --                --       25,478
Capital Growth Portfolio...........        0.65%            10,128                --                --       23,655
Dividend Growth Portfolio..........        0.65%             4,867                --                --       23,705
Core Income Portfolio..............        0.50%             3,965                --                --       23,789
Limited Duration Income
  Portfolio........................        0.50%             4,977                --                --       23,648
Limited Duration U.S. Government
  Portfolio........................        0.50%            16,906            10,970            24,733       23,677
Tennessee Tax Exempt Bond
  Portfolio........................        0.50%             5,617                --                --       23,381
Limited Duration Tennessee Tax Free
  Portfolio........................        0.50%            13,848            12,869            28,787       23,337

** Accounting fees do not include out-of-pocket expenses.

                                   Continued

--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

     For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                                                               PURCHASES       SALES
                                                              -----------   ------------
Capital Growth Portfolio....................................  $97,624,411   $107,673,490
Dividend Growth Portfolio...................................  $72,280,687   $ 69,562,859
Core Income Portfolio.......................................  $29,504,300   $ 22,267,291
Limited Duration Income Portfolio...........................  $25,754,376   $ 23,423,140
Limited Duration U.S. Government Portfolio..................  $ 4,776,882   $  3,714,226
Tennessee Tax Exempt Bond Portfolio.........................  $66,604,620   $ 68,537,791
Limited Duration Tennessee Tax Free Portfolio...............  $25,396,830   $ 24,561,557

NOTE 5 -- CONCENTRATION OF CREDIT RISK

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio had the following concentrations by sector at June 30, 1998 (as a percentage of total investments):

                                                                               LIMITED DURATION
                                                                TENNESSEE         TENNESSEE
                                                                TAX EXEMPT         TAX FREE
                                                              BOND PORTFOLIO      PORTFOLIO
                                                              --------------   ----------------
General Obligations.........................................       40.6%             50.6%
Revenue Bonds:
  Utilities.................................................       15.3%             17.5%
  Health & Medical..........................................       15.4%              9.3%
  Educational...............................................       18.8%              2.9%
  Transportation............................................        2.1%              8.2%
  Housing...................................................        1.1%              3.3%
  Others....................................................        6.0%              4.4%
Cash and Cash Equivalents...................................        0.7%              3.8%
                                                                  -----             -----
                                                                  100.0%            100.0%
                                                                  =====             =====

                                   Continued

--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

Transactions in shares in the multi-class Portfolios are summarized below:

                                                                                               U.S. TREASURY
                                                 PRIME MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                             ------------------------------------   ------------------------------------
                                                                   YEAR ENDED                             YEAR ENDED
                                             SIX MONTHS ENDED     DECEMBER 31,      SIX MONTHS ENDED     DECEMBER 31,
                                              JUNE 30, 1998           1997           JUNE 30, 1998           1997
                                             ----------------   -----------------   ----------------   -----------------
                                               (UNAUDITED)                            (UNAUDITED)
CLASS A SHARES
  Shares issued............................     194,390,885        203,448,543         173,027,811        261,551,242
  Dividends reinvested.....................         776,166            357,816             122,095            107,555
  Shares redeemed..........................    (143,337,856)      (170,480,515)       (167,385,851)      (262,902,182)
                                               ------------       ------------        ------------       ------------
                                                 51,829,195         33,325,844           5,764,055         (1,243,385)
                                               ============       ============        ============       ============
TRUST SHARES
  Shares issued............................      97,095,860        143,744,469          72,363,372        208,119,313
  Dividends reinvested.....................               1                  1                  --                 --
  Shares redeemed..........................     (67,768,247)      (165,455,650)       (100,913,041)      (203,642,569)
                                               ------------       ------------        ------------       ------------
                                                 29,327,614        (21,711,180)        (28,549,669)         4,476,744
                                               ============       ============        ============       ============
  Net increase/(decrease)..................      81,156,809         11,614,664         (22,785,614)         3,233,359
                                               ============       ============        ============       ============

                                                                      CAPITAL GROWTH PORTFOLIO
                                             ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                          YEAR ENDED
                                                        JUNE 30, 1998                        DECEMBER 31, 1997
                                             ------------------------------------   ------------------------------------
                                                         (UNAUDITED)
                                                  AMOUNT             SHARES              AMOUNT             SHARES
                                             ----------------   -----------------   ----------------   -----------------
CLASS A SHARES
  Shares issued............................    $  1,983,412            141,776        $101,329,579          6,860,600
  Dividends reinvested.....................           1,331                105             250,838             19,516
  Shares redeemed..........................        (182,789)           (13,102)       (179,442,673)       (11,141,321)
                                               ------------       ------------        ------------       ------------
                                               $  1,801,954            128,779        $(77,862,256)        (4,261,205)
                                               ============       ============        ============       ============
CLASS B SHARES (A)
  Shares issued............................    $  1,104,646             78,803        $         --                 --
  Dividends reinvested.....................              --                 --                  --                 --
  Shares redeemed..........................         (47,592)            (3,446)                 --                 --
                                               ------------       ------------        ------------       ------------
                                               $  1,057,054             75,357        $         --                 --
                                               ============       ============        ============       ============
TRUST SHARES (B)
  Shares issued............................    $  6,988,730            510,800        $147,332,294         10,167,911
  Dividends reinvested.....................         100,190              7,801          19,050,221          1,504,756
  Shares redeemed..........................     (14,331,106)        (1,040,740)         (6,416,169)          (500,054)
                                               ------------       ------------        ------------       ------------
                                               $ (7,242,186)          (522,139)       $159,966,346         11,172,613
                                               ============       ============        ============       ============
  Net increase/(decrease)..................    $ (4,383,178)          (318,003)       $ 82,104,090          6,911,408
                                               ============       ============        ============       ============

---------------
(a) Class B Shares commenced operations on January 30, 1998.
(b) Trust Shares commenced operations on October 3, 1997.

                                   Continued

--------------------------------------------------------------------------------

                                                                      DIVIDEND GROWTH PORTFOLIO
                                                         ---------------------------------------------------
                                                            SIX MONTHS ENDED             PERIOD ENDED
                                                             JUNE 30, 1998           DECEMBER 31, 1997 (C)
                                                         ----------------------    -------------------------

                                                              (UNAUDITED)
                                                           AMOUNT       SHARES       AMOUNT         SHARES
                                                         ----------    --------    -----------    ----------
CLASS A SHARES
  Shares issued........................................  $1,968,341     171,797    $71,071,654     5,889,075
  Dividends reinvested.................................       2,575         234         58,646         5,646
  Shares redeemed......................................    (115,475)    (10,724)   (80,669,327)   (5,857,248)
                                                         ----------    --------    -----------    ----------
                                                         $1,855,441     161,307    $(9,539,027)       37,473
                                                         ==========    ========    ===========    ==========
CLASS B SHARES (A)
  Shares issued........................................  $1,635,054     143,206    $        --            --
  Dividends reinvested.................................         684          60             --            --
  Shares redeemed......................................     (13,312)     (1,150)            --            --
                                                         ----------    --------    -----------    ----------
                                                         $1,622,426     142,116    $        --            --
                                                         ==========    ========    ===========    ==========
TRUST SHARES (B)
  Shares issued........................................  $5,804,338     522,956    $66,268,900     5,657,103
  Dividends reinvested.................................      23,853       2,158     10,029,575       983,212
  Shares redeemed......................................  (5,969,833)   (527,177)      (952,168)      (85,923)
                                                         ----------    --------    -----------    ----------
                                                         $ (141,642)     (2,063)   $75,346,307     6,554,392
                                                         ==========    ========    ===========    ==========
  Net increase/(decrease)..............................  $3,336,225     301,360    $65,807,280     6,591,865
                                                         ==========    ========    ===========    ==========

                                                                       CORE INCOME PORTFOLIO
                                                        ----------------------------------------------------
                                                           SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 1998             DECEMBER 31, 1997
                                                        ----------------------    --------------------------

                                                             (UNAUDITED)
                                                          AMOUNT       SHARES        AMOUNT         SHARES
                                                        ----------    --------    ------------    ----------
CLASS A SHARES
  Shares issued.......................................  $1,953,094     188,777    $ 43,676,646     4,394,727
  Dividends reinvested................................         727          71       1,100,106       110,432
  Shares redeemed.....................................          --          --     (84,785,631)   (8,376,453)
                                                        ----------    --------    ------------    ----------
                                                        $1,953,821     188,848    $(40,008,879)   (3,871,294)
                                                        ==========    ========    ============    ==========
CLASS B SHARES (A)
  Shares issued.......................................  $  615,607      59,836    $         --            --
  Dividends reinvested................................       2,771         269              --            --
  Shares redeemed.....................................         (11)         (1)             --            --
                                                        ----------    --------    ------------    ----------
                                                        $  618,367      60,104    $         --            --
                                                        ==========    ========    ============    ==========
TRUST SHARES (B)
  Shares issued.......................................  $9,741,653     945,358    $ 74,176,796     7,300,711
  Dividends reinvested................................     732,300      71,233         229,138        22,454
  Shares redeemed.....................................  (6,425,629)   (623,466)     (3,038,585)     (296,935)
                                                        ----------    --------    ------------    ----------
                                                        $4,048,324     393,125    $ 71,367,349     7,026,230
                                                        ==========    ========    ============    ==========
  Net increase/(decrease).............................  $6,620,512     642,077    $ 31,358,470     3,154,936
                                                        ==========    ========    ============    ==========

---------------
(a) Class B Shares commenced operations on January 30, 1998.
(b) Trust Shares commenced operations on October 3, 1997.
(c) For the period from February 28,1997 (commencements of operations) through December 31, 1997.

                                   Continued

--------------------------------------------------------------------------------

                                                                LIMITED DURATION INCOME PORTFOLIO
                                                    ---------------------------------------------------------
                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                          JUNE 30, 1998               DECEMBER 31, 1997
                                                    -------------------------    ----------------------------

                                                           (UNAUDITED)
                                                      AMOUNT         SHARES         AMOUNT          SHARES
                                                    -----------    ----------    -------------    -----------
CLASS A SHARES
  Shares issued...................................  $ 2,320,249       232,265    $  18,061,691      1,811,625
  Dividends reinvested............................      156,739        15,676        2,425,448        244,124
  Shares redeemed.................................   (1,300,474)     (130,101)    (113,120,158)   (11,327,489)
                                                    -----------    ----------    -------------    -----------
                                                    $ 1,176,514       117,840    $ (92,633,019)    (9,271,740)
                                                    ===========    ==========    =============    ===========
CLASS B SHARES (A)
  Shares issued...................................  $   310,482        31,079    $          --             --
  Dividends reinvested............................        1,692           170               --             --
  Shares redeemed.................................         (848)          (85)              --             --
                                                    -----------    ----------    -------------    -----------
                                                    $   311,326        31,164    $          --             --
                                                    ===========    ==========    =============    ===========
TRUST SHARES (B)
  Shares issued...................................  $10,091,051     1,008,959    $  97,264,930      9,730,880
  Dividends reinvested............................      838,182        83,874          377,078         37,731
  Shares redeemed.................................  (10,565,238)   (1,056,536)     (12,647,715)    (1,266,172)
                                                    -----------    ----------    -------------    -----------
                                                    $   363,995        36,297    $  84,994,293      8,502,439
                                                    ===========    ==========    =============    ===========
  Net increase/(decrease).........................  $ 1,851,835       185,301    $  (7,638,726)      (769,301)
                                                    ===========    ==========    =============    ===========

                                                                      LIMITED DURATION
                                                                 U.S. GOVERNMENT PORTFOLIO
                                                                ----------------------------
                                                                      SIX MONTHS ENDED
                                                                       JUNE 30, 1998
                                                                ----------------------------
                                                                        (UNAUDITED)
                                                                   AMOUNT          SHARES
                                                                -------------    -----------
CLASS A SHARES
Shares issued...............................................    $   2,230,857        220,020
Dividends reinvested........................................            4,509            444
Shares redeemed.............................................       (2,312,422)      (227,833)
                                                                -------------    -----------
                                                                $     (77,056)        (7,369)
                                                                =============    ===========
CLASS B SHARES (A)
Shares issued...............................................    $     152,516         15,055
Dividends reinvested........................................              552             55
Shares redeemed.............................................               --             --
                                                                -------------    -----------
                                                                $     153,068         15,110
                                                                =============    ===========
Net increase/(decrease).....................................    $      76,012          7,741
                                                                =============    ===========

---------------
(a) Class B Shares commenced operations on January 30, 1998.
(b) Trust Shares commenced operations on October 3, 1997

                                   Continued

--------------------------------------------------------------------------------

                                                              TENNESSEE TAX EXEMPT BOND PORTFOLIO
                                                    --------------------------------------------------------
                                                        SIX MONTHS ENDED                 YEAR ENDED
                                                         JUNE 30, 1998               DECEMBER 31, 1997
                                                    ------------------------    ----------------------------

                                                          (UNAUDITED)
                                                       AMOUNT        SHARES        AMOUNT          SHARES
                                                    ------------    --------    -------------    -----------
CLASS A SHARES
  Shares issued...................................  $  1,293,474     126,853    $  23,465,567      2,362,712
  Dividends reinvested............................        18,778       1,850          208,184         21,009
  Shares redeemed.................................      (257,277)    (25,382)    (111,627,908)   (11,118,420)
                                                    ------------    --------    -------------    -----------
                                                    $  1,054,975     103,321    $ (87,954,157)    (8,734,699)
                                                    ============    ========    =============    ===========
CLASS B SHARES (A)
  Shares issued...................................  $    802,682      79,265    $          --             --
  Dividends reinvested............................         1,407         139               --             --
  Shares redeemed.................................       (69,661)     (6,920)              --             --
                                                    ------------    --------    -------------    -----------
                                                    $    734,428      72,484    $          --             --
                                                    ============    ========    =============    ===========
TRUST SHARES (B)
  Shares issued...................................  $  4,767,208     470,570    $ 103,242,548     10,272,191
  Dividends reinvested............................        58,520       5,767           24,834          2,474
  Shares redeemed.................................   (10,017,501)   (985,484)      (3,792,891)      (376,678)
                                                    ------------    --------    -------------    -----------
                                                    $ (5,191,773)   (509,147)   $  99,474,491      9,897,987
                                                    ============    ========    =============    ===========
  Net increase/(decrease).........................  $ (3,402,370)   (333,342)   $  11,520,334      1,163,288
                                                    ============    ========    =============    ===========

                                                                 LIMITED DURATION TENNESSEE
                                                                     TAX FREE PORTFOLIO
                                                                ----------------------------
                                                                      SIX MONTHS ENDED
                                                                       JUNE 30, 1998
                                                                ----------------------------
                                                                        (UNAUDITED)
                                                                   AMOUNT          SHARES
                                                                -------------    -----------
CLASS A SHARES
  Shares issued.............................................    $   2,291,041        225,819
  Dividends reinvested......................................              275             27
  Shares redeemed...........................................       (1,623,046)      (160,241)
                                                                -------------    -----------
                                                                $     668,270         65,605
                                                                =============    ===========
CLASS B SHARES (A)
  Shares issued.............................................    $     537,272         53,212
  Dividends reinvested......................................            1,062            105
  Shares redeemed...........................................               --             --
                                                                -------------    -----------
                                                                $     538,334         53,317
                                                                =============    ===========
  Net increase/(decrease)...................................    $   1,206,604        118,922
                                                                =============    ===========

---------------
(a) Class B Shares commenced operations on January 30, 1998.
(b) Trust Shares commenced operations on October 3, 1997

                                   Continued

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              SIX MONTHS ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                JUNE 30, 1998      DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                             -------------------   -----------------   -----------------   -----------------   ------------------
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD................       $  1.000              $ 1.000             $ 1.000             $ 1.000             $ 1.000
                                  --------              -------             -------             -------             -------
Income from investment
  operations:
  Net investment income....          0.024                0.048               0.048               0.054               0.031
Less distributions:
  Net investment income....         (0.024)              (0.048)             (0.048)             (0.054)             (0.031)
                                  --------              -------             -------             -------             -------
NET ASSET VALUE, END OF
  PERIOD...................       $  1.000              $ 1.000             $ 1.000             $ 1.000             $ 1.000
                                  ========              =======             =======             =======             =======
Total Return...............           2.41%(a)             4.90%               4.88%               5.51%               3.13%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000's)...............       $107,989              $56,163             $22,836             $63,919             $82,351
  Ratio of expenses to
     average net assets....           0.84%(b)             0.87%               0.68%               0.65%               0.63%(b)
  Ratio of net investment
     income to average net
     assets................           4.82%(b)             4.82%               4.83%               5.37%               4.00%(b)
  Ratio of expenses to
     average net
     assets**..............           0.84%(b)(c)          0.87%(c)            0.86%               0.90%               0.93%(b)
  Ratio of net investment
     income to average net
     assets**..............           4.82%(b)(c)          4.82%(c)            4.65%               5.12%               3.76%(b)

---------------
  * For the period March 29, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) There were no fee waivers or expense reimbursements for this class during this period.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           SIX MONTHS ENDED      YEAR ENDED           PERIOD ENDED
                                                            JUNE 30, 1998     DECEMBER 31, 1997    DECEMBER 31, 1996*
                                                           ----------------   -----------------    ------------------
                                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $ 1.000             $ 1.000              $ 1.000
                                                               -------             -------              -------
Income from investment operations:
  Net investment income..................................        0.025               0.051                0.024
Less distributions:
  Net investment income..................................       (0.025)             (0.051)              (0.024)
                                                               -------             -------              -------
NET ASSET VALUE, END OF PERIOD...........................      $ 1.000             $ 1.000              $ 1.000
                                                               =======             =======              =======
Total Return.............................................         2.54%(a)            5.17%                2.46%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)......................      $55,716             $26,389              $48,101
  Ratio of expenses to average net assets................         0.59%(b)            0.62%                0.65%(b)
  Ratio of net investment income to average net assets...         5.06%(b)            5.05%                4.86%(b)

---------------
  * For the period from July 1, 1996 (commencement of operations) through December 31, 1996.

 (a) Not annualized.

 (b) Annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                             SIX MONTHS ENDED       YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                               JUNE 30, 1998     DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                             -----------------   -----------------   -----------------   -----------------   ------------------
                                (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD................       $ 1.000             $ 1.000            $  1.000            $  1.000             $  1.000
                                  -------             -------            --------            --------             --------
Income from investment
  operations:
  Net investment income....         0.023               0.047               0.047               0.053                0.030
Less distributions:
  Net investment income....        (0.023)             (0.047)             (0.047)             (0.053)              (0.030)
                                  -------             -------            --------            --------             --------
NET ASSET VALUE, END OF
  PERIOD...................       $ 1.000             $ 1.000            $  1.000            $  1.000             $  1.000
                                  =======             =======            ========            ========             ========
Total Return...............          2.35%(a)            4.78%               4.78%               5.41%                3.01%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000's)...............       $82,829             $77,065            $ 78,308            $168,430             $139,715
  Ratio of expenses to
     average net assets....          0.79%(b)            0.75%               0.56%               0.50%                0.54%(b)
  Ratio of net investment
     income to average net
     assets................          4.70%(b)            4.68%               4.72%               5.28%                4.02%(b)
  Ratio of expenses to
     average net
     assets**..............          0.79%(b)(c)         0.75%(c)            0.74%               0.75%                0.83%(b)
  Ratio of net investment
     income to average net
     assets**..............          4.70%(b)(c)         4.68%(c)            4.54%               5.03%                3.73%(b)

---------------
 * For the period from March 29, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) There were no fee waivers or expense reimbursements for this class during this period.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           SIX MONTHS ENDED       YEAR ENDED           PERIOD ENDED
                                                             JUNE 30, 1998     DECEMBER 31, 1997    DECEMBER 31, 1996*
                                                           -----------------   -----------------    ------------------
                                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.....................       $ 1.000            $  1.000              $  1.000
                                                                -------            --------              --------
Income from investment operations:
  Net investment income..................................         0.025               0.049                 0.024
Less distributions:
  Net investment income..................................        (0.025)             (0.049)               (0.024)
                                                                -------            --------              --------
NET ASSET VALUE, END OF PERIOD...........................       $ 1.000            $  1.000              $  1.000
                                                                =======            ========              ========
Total Return.............................................          2.48%(a)            5.05%                 2.43%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)......................       $85,625            $114,175              $109,698
  Ratio of expenses to average net assets................          0.54%(b)            0.50%                 0.52%(b)
  Ratio of net investment income to average net assets...          4.95%(b)            4.94%                 4.78%(b)

---------------
 * For the period from July 1, 1996 (commencement of operations) through December 31, 1996.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED       YEAR ENDED           PERIOD ENDED
                                                            JUNE 30, 1998     DECEMBER 31, 1997    DECEMBER 31, 1996*
                                                          -----------------   -----------------    -------------------
                                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................       $ 12.80             $ 11.32               $ 10.00
                                                               -------             -------               -------
Income from investment operations:
  Net investment income.................................            --                0.06                    --
  Net realized and unrealized gains on securities
     transactions.......................................          1.82                3.40                  1.32
                                                               -------             -------               -------
  Net income from investment operations.................          1.82                3.46                  1.32
                                                               -------             -------               -------
Less distributions:
  Net investment income.................................            --               (0.06)                   --
  Net realized gains....................................            --               (1.92)                   --
                                                               -------             -------               -------
  Total distributions...................................            --               (1.98)                   --
                                                               -------             -------               -------
Net change in net asset value...........................          1.82                1.48                  1.32
                                                               -------             -------               -------
NET ASSET VALUE, END OF PERIOD..........................       $ 14.62             $ 12.80               $ 11.32
                                                               =======             =======               =======
Total Return (excluding sales charge)...................         14.22%(a)           30.79%                22.26%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....................       $ 2,863             $   858               $49,008
  Ratio of expenses to average net assets...............          1.24%(b)            0.93%                 1.20%(b)
  Ratio of net investment gain (loss) to average net
     assets.............................................         (0.13)%(b)           0.42%                (0.02)%(b)
  Ratio of expenses to average net assets**.............          1.25%(b)            1.18%                 1.39%(b)
  Ratio of net investment gain (loss) to average net
     assets**...........................................         (0.14)%(b)           0.17%                (0.21)%(b)
  Portfolio Turnover (c)................................            69%                116%                   69%

---------------
  * For the period from April 1, 1996 (commencement of operations) through December 31, 1996.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................     $  13.18
                                                                 --------
Income from investment operations:
  Net investment income.....................................        (0.02)
  Net realized and unrealized gains (losses) on securities
     transactions...........................................         1.28
                                                                 --------
  Net income from investment operations.....................         1.26
                                                                 --------
Net change in net asset value...............................         1.26
                                                                 --------
NET ASSET VALUE, END OF PERIOD..............................     $  14.44
                                                                 ========

Total Return................................................        10.23% (a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $  1,088
  Ratio of expenses to average net assets...................         1.93% (b)
  Ratio of net investment income to average net assets......        (0.85%)(b)
  Portfolio Turnover (c)....................................           69%

---------------
  * For the period from February 6, 1998 (commencement of operations) through June 30, 1998.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       PERIOD ENDED
                                                               JUNE 30, 1998      DECEMBER 31, 1997*
                                                              ----------------    -------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  12.69             $  14.51
                                                                  --------             --------
Income from investment operations:
  Net investment income.....................................          0.01                 0.02
  Net realized and unrealized gains (losses) on securities
     transactions...........................................          1.82                 0.10
                                                                  --------             --------
  Net income from investment operations.....................          1.83                 0.12
                                                                  --------             --------
Less distributions:
  Net investment income.....................................         (0.01)               (0.02)
  Net realized gains........................................            --                (1.92)
                                                                  --------             --------
  Total distributions.......................................         (0.01)               (1.94)
                                                                  --------             --------
Net change in net asset value...............................          1.82                (1.82)
                                                                  --------             --------
NET ASSET VALUE, END OF PERIOD..............................      $  14.51             $  12.69
                                                                  ========             ========
Total Return................................................         14.39%(a)             0.88%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $154,524             $141,761
  Ratio of expenses to average net assets...................          0.99%(b)             0.58%(b)
  Ratio of net investment income to average net assets......          0.10%(b)            (0.80)%(b)
  Ratio of expenses to average net assets**.................          1.00%(b)             0.99%(b)
  Ratio of net investment income to average net assets**....          0.09%(b)             0.39%(b)
  Portfolio Turnover (c)....................................            69%                 116%

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED       PERIOD ENDED
                                                                JUNE 30, 1998      DECEMBER 31, 1997*
                                                              ------------------   ------------------
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $ 10.37              $ 10.00
                                                                   -------              -------
Income from investment operations:
  Net investment income.....................................          0.05                 0.65
  Net realized and unrealized gains on securities
     transactions...........................................          1.26                 1.71
                                                                   -------              -------
  Net income from investment operations.....................          1.31                 2.36
                                                                   -------              -------
Less distributions:
  Net investment income.....................................         (0.05)               (0.19)
  Net realized gains........................................            --                (1.80)
                                                                   -------              -------
  Total distributions.......................................         (0.05)               (1.99)
                                                                   -------              -------
Net change in net asset value...............................          1.26                 0.37
                                                                   -------              -------
NET ASSET VALUE, END OF PERIOD..............................       $ 11.63              $ 10.37
                                                                   =======              =======
Total Return (excluding sales charge).......................         12.66%(a)            24.20%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................       $ 2,313              $   388
  Ratio of expenses to average net assets...................          1.36%(b)             1.06%(b)
  Ratio of net investment income to average net assets......          0.99%(b)             2.11%(b)
  Ratio of expenses to average net assets**.................          1.37%(b)             1.31%(b)
  Ratio of net investment income to average net assets**....          0.98%(b)             1.86%(b)
  Portfolio Turnover(c).....................................            97%                  86%

---------------
 * For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.63
                                                                 -------
Income from investment operations:
  Net investment income.....................................        0.02
  Net realized and unrealized gains (losses) on securities
     transactions...........................................        1.00
                                                                 -------
  Net income from investment operations.....................        1.02
                                                                 -------
Less distributions:
  Net investment income.....................................       (0.03)
                                                                 -------
Net change in net asset value...............................        0.99
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 11.62
                                                                 =======

Total Return................................................        9.57%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $ 1,652
  Ratio of expenses to average net assets...................        2.04%(b)
  Ratio of net investment income to average net assets......        0.26%(b)
  Portfolio Turnover (c)....................................          97%

---------------
 * For the period from February 4, 1998 (commencement of operations) through June 30, 1998.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997*
                                                              ----------------   ------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.37             $ 11.73
                                                                  -------             -------
Income from investment operations:
  Net investment income.....................................         0.07                0.06
  Net realized and unrealized gains (losses)
     on securities transactions.............................         1.26                0.44
                                                                  -------             -------
  Net income from investment operations.....................         1.33                0.50
                                                                  -------             -------
Less distributions:
  Net investment income.....................................        (0.06)              (0.06)
  Net realized gains........................................           --               (1.80)
                                                                  -------             -------
  Total distributions.......................................        (0.06)              (1.86)
                                                                  -------             -------
Net change in net asset value...............................         1.27               (1.36)
                                                                  -------             -------
NET ASSET VALUE, END OF PERIOD..............................      $ 11.64             $ 10.37
                                                                  =======             =======

Total Return................................................        12.88%(a)            4.62%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $76,237             $67,949
  Ratio of expenses to average net assets...................         1.11%(b)            0.68%(b)
  Ratio of net investment income to average net assets......         1.19%(b)            2.15%(b)
  Ratio of expenses to average net assets**.................         1.12%(b)            1.09%(b)
  Ratio of net investment income to average net assets**....         1.18%(b)            1.74%(b)
  Portfolio Turnover (c)....................................           97%                 86%

---------------
 * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED      YEAR ENDED          PERIOD ENDED
                                                              JUNE 30, 1998     DECEMBER 31, 1997   DECEMBER 31, 1996*
                                                             ----------------   -----------------   ------------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $10.25             $10.00              $ 10.00
                                                                  ------             ------              -------
Income from investment operations:
  Net investment income....................................         0.27               0.58                 0.40
  Net realized and unrealized gains (losses) on securities
     transactions..........................................         0.13               0.26                   --
                                                                  ------             ------              -------
  Net income from investment operations....................         0.40               0.84                 0.40
                                                                  ------             ------              -------
Less distributions:
  Net investment income....................................        (0.27)             (0.59)               (0.40)
                                                                  ------             ------              -------
Net change in net asset value..............................         0.13               0.25                   --
                                                                  ------             ------              -------
NET ASSET VALUE, END OF PERIOD.............................       $10.38             $10.25              $ 10.00
                                                                  ======             ======              =======
Total Return (excluding sales charge)......................         3.93%(a)           8.66%                1.12%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)........................       $2,056             $   95              $38,815
  Ratio of expenses to average net assets..................         1.15%(b)           0.87%                1.13%(b)
  Ratio of net investment income to average net assets.....         5.00%(b)           5.74%                5.37%(b)
  Ratio of expenses to average net assets**................         1.15%(b)(d)        1.12%                1.32%(b)
  Ratio of net investment income to average net assets**...         5.00%(b)(d)        5.49%                5.18%(b)
  Portfolio Turnover (c)...................................           30%                56%                  65%

---------------
 * For the period from April 1, 1996 (commencement of operations) through December 31, 1996.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(d) There were no fee waivers or expense reimbursements for this class during this period.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.29
                                                                 -------
Income from investment operations:
  Net investment income.....................................        0.25
  Net realized and unrealized gains (losses) on securities
     transactions...........................................        0.08
                                                                 -------
  Net income from investment operations.....................        0.33
                                                                 -------
Less distributions:
  Net investment income.....................................       (0.25)
                                                                 -------
Net change in net asset value...............................        0.08
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.37
                                                                 =======
Total Return................................................        2.42%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $   623
  Ratio of expenses to average net assets...................        1.90%(b)
  Ratio of net investment income to average net assets......        4.32%(b)
  Portfolio Turnover (c)....................................          30%

---------------
 * For the period from February 5, 1998 (commencement of operations) through June 30, 1998.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997*
                                                              ----------------   ------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.25             $ 10.16
                                                                  -------             -------
Income from investment operations:
  Net investment income.....................................         0.28                0.16
  Net realized and unrealized gains (losses) on securities
     transactions...........................................         0.12                0.09
                                                                  -------             -------
  Net income from investment operations.....................         0.40                0.25
                                                                  -------             -------
Less distributions:
  Net investment income.....................................        (0.28)              (0.16)
                                                                  -------             -------
Net change in net asset value...............................         0.12                0.09
                                                                  -------             -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.37             $ 10.25
                                                                  =======             =======
Total Return................................................         3.96%(a)            2.45%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $76,965             $71,991
  Ratio of expenses to average net assets...................         0.95%(b)            0.60%(b)
  Ratio of net investment income to average net assets......         5.50%(b)            6.28%(b)
  Ratio of expenses to average net assets**.................         0.96%(b)            0.92%(b)
  Ratio of net investment income to average net assets**....         5.49%(b)            5.96%(b)
  Portfolio Turnover (c)....................................           30%                 56%

---------------
 * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                               SIX MONTHS ENDED      YEAR ENDED          YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                JUNE 30, 1998     DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                               ----------------   -----------------   -----------------   -----------------   ------------------
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................      $  9.99             $  9.96             $ 10.13            $   9.66             $ 10.00
                                   -------             -------             -------            --------             -------

Income from investment
  operations:
  Net investment income......         0.26                0.59                0.58                0.59                0.38
  Net realized and unrealized
     gains (losses) on
     securities
     transactions............         0.01                0.04               (0.16)               0.47               (0.34)
                                   -------             -------             -------            --------             -------
  Net income from investment
     operations..............         0.27                0.63                0.42                1.06                0.04
                                   -------             -------             -------            --------             -------
Less distributions:
  Net investment income......        (0.26)              (0.59)              (0.58)              (0.59)              (0.38)
  Net realized gains.........           --               (0.01)              (0.01)                 --                  --
                                   -------             -------             -------            --------             -------
  Total distributions........        (0.26)              (0.60)              (0.59)              (0.59)              (0.38)
                                   -------             -------             -------            --------             -------
Net change in net asset
  value......................         0.01                0.03               (0.17)               0.47               (0.34)
                                   -------             -------             -------            --------             -------
NET ASSET VALUE, END OF
  PERIOD.....................      $ 10.00             $  9.99             $  9.96            $  10.13             $  9.66
                                   =======             =======             =======            ========             =======

Total Return (excluding sales
  charge)....................         2.74%(a)            6.47%               4.28%              11.20%               0.42%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000's).................      $ 7,077             $ 5,894             $98,197            $103,382             $93,189
  Ratio of expenses to
     average net assets......         1.17%(b)            0.83%               0.83%               0.87%               0.83%(b)
  Ratio of net investment
     income to average net
     assets..................         5.27%(b)            5.92%               5.84%               5.89%               5.27%(b)
  Ratio of expenses to
     average net assets**....         1.18%(b)            1.09%               1.08%               1.12%               1.28%(b)
  Ratio of net investment
     income to average net
     assets**................         5.26%(b)            5.66%               5.59%               5.64%               4.82%(b)
  Portfolio Turnover (c).....           27%                 45%                 51%                 28%                  6%

---------------
 * For the period from March 28, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.02
                                                                  ------
Income from investment operations:
  Net investment income.....................................        0.24
  Net realized and unrealized gains (losses) on securities
     transactions...........................................       (0.04)
                                                                  ------
  Net income from investment operations.....................        0.20
                                                                  ------
Less distributions:
  Net investment income.....................................       (0.24)
                                                                  ------
Net change in net asset value...............................       (0.04)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $ 9.98
                                                                  ======

Total Return................................................        1.36%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $  311
  Ratio of expenses to average net assets...................        1.89%(b)
  Ratio of net investment income to average net assets......        4.39%(b)
  Portfolio Turnover (c)....................................          27%

---------------
  * For the period from February 5, 1998 (commencement of operations) through June 30, 1998.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED          PERIOD ENDED
                                                               JUNE 30, 1998         DECEMBER 31, 1997*
                                                              ----------------       ------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  9.98                 $ 10.00
                                                                  -------                 -------
Income from investment operations:
  Net investment income.....................................         0.27                    0.15
  Net realized and unrealized gains (losses) on securities
     transactions...........................................         0.01                   (0.01)
                                                                  -------                 -------
  Net income from investment operations.....................         0.28                    0.14
                                                                  -------                 -------
Less distributions:
  Net investment income.....................................        (0.27)                  (0.15)
  Net realized gains........................................           --                   (0.01)
                                                                  -------                 -------
     Total distributions....................................        (0.27)                  (0.16)
                                                                  -------                 -------
Net change in net asset value...............................         0.01                   (0.02)
                                                                  -------                 -------
NET ASSET VALUE, END OF PERIOD..............................      $  9.99                 $  9.98
                                                                  =======                 =======

Total Return................................................         2.87%(a)                1.36%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $85,337                 $84,886
  Ratio of expenses to average net assets...................         0.92%(b)                0.56%(b)
  Ratio of net investment income to average net assets......         5.51%(b)                6.08%(b)
  Ratio of expenses to average net assets**.................         0.93%(b)                0.87%(b)
  Ratio of net investment income to average net assets**....         5.50%(b)                5.77%(b)
  Portfolio Turnover (c)....................................           27%                     45%

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997*
                                                              ----------------   ------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.12             $ 10.00
                                                                  -------             -------
Income from investment operations:
  Net investment income.....................................         0.26                0.42
  Net realized and unrealized gains (losses) on securities
     transactions...........................................         0.01                0.12
                                                                  -------             -------
  Net income from investment operations.....................         0.27                0.54
                                                                  -------             -------
Less distributions:
  Net investment income.....................................        (0.26)              (0.42)
                                                                  -------             -------
Net change in net asset value...............................         0.01                0.12
                                                                  -------             -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.13             $ 10.12
                                                                  =======             =======
Total Return (excluding sales charge).......................         2.74%(a)            5.54%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $20,050             $20,103
  Ratio of expenses to average net assets...................         1.02%(b)            1.00%(b)
  Ratio of net investment income to average net assets......         5.25%(b)            5.34%(b)
  Ratio of expenses to average net assets**.................         1.55%(b)            1.62%(b)
  Ratio of net investment income to average net assets**....         4.72%(b)            4.72%(b)
  Portfolio Turnover (c)....................................           19%                 52%

---------------
  * For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              PERIOD ENDED
                                                              JUNE 30, 1998
                                                              -------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.12
                                                                 ------
Income from investment operations:
  Net investment income.....................................       0.23
  Net realized and unrealized gains (losses) on securities
     transactions...........................................       0.02
                                                                 ------
  Net income from investment operations.....................       0.25
                                                                 ------
Less distributions:
  Net investment income.....................................      (0.23)
                                                                 ------
Net change in net asset value...............................       0.02
                                                                 ------
NET ASSET VALUE, END OF PERIOD..............................     $10.14
                                                                 ======

Total Return................................................       1.61%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $  153
  Ratio of expenses to average net assets...................       1.93%(b)
  Ratio of net investment income to average net assets......       3.91%(b)
  Ratio of expenses to average net assets**.................       2.95%(b)
  Ratio of net investment income to average net assets**....       2.89%(b)
  Portfolio Turnover (c)....................................         19%

---------------
  * For the period from March 4, 1998 (commencement of operations) through June 30, 1998.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                              SIX MONTHS ENDED       YEAR ENDED          YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                JUNE 30, 1998     DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995    DECEMBER 31, 1994*
                              -----------------   -----------------   -----------------   -----------------    ------------------
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING
  OF PERIOD.................       $ 10.18             $  9.90             $ 10.19             $  9.40              $ 10.00
                                   -------             -------             -------             -------              -------
Income from investment
  operations:
  Net investment income.....          0.18                0.44                0.42                0.45                 0.34
  Net realized and
    unrealized gains
    (losses) on securities
    transactions............         (0.06)               0.25               (0.29)               0.79                (0.60)
                                   -------             -------             -------             -------              -------
  Net income (loss) from
    investment operations...          0.12                0.69                0.13                1.24                (0.26)
                                   -------             -------             -------             -------              -------
Less distributions:
  Net investment income.....         (0.18)              (0.41)              (0.42)              (0.45)               (0.34)
                                   -------             -------             -------             -------              -------
Net change in net asset
  value.....................         (0.06)               0.28               (0.29)               0.79                (0.60)
                                   -------             -------             -------             -------              -------
NET ASSET VALUE, END OF
  PERIOD....................       $ 10.12             $ 10.18             $  9.90             $ 10.19              $  9.40
                                   =======             =======             =======             =======              =======

Total Return (excluding
  sales charge).............          1.17%(a)            7.13%               1.39%              13.40%                2.63%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's).................       $ 2,705             $ 1,669             $88,084             $94,143              $86,127
  Ratio of expenses to
    average net assets......          1.17%(b)            0.84%               0.86%               0.87%                0.82%(b)
  Ratio of net investment
    income to average net
    assets..................          3.52%(b)            4.13%               4.29%               4.52%                4.61%(b)
  Ratio of expenses to
    average net assets**....          1.18%(b)            1.09%               1.11%               1.12%                1.18%(b)
  Ratio of net investment
    income to average net
    assets**................          3.51%(b)            3.88%               4.04%               4.27%                4.25%(b)
  Portfolio Turnover (c)....            68%                253%                219%                188%                0.41%

---------------
  * For the period from March 28, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.23
                                                                  ------
Income from investment operations:
  Net investment income.....................................        0.16
  Net realized and unrealized gains (losses) on securities
     transactions...........................................       (0.09)
                                                                  ------
  Net income from investment operations.....................        0.07
                                                                  ------
Less distributions:
  Net investment income.....................................       (0.16)
                                                                  ------
Net change in net asset value...............................       (0.09)
                                                                  ------
NET ASSET VALUE, END OF PERIOD..............................      $10.14
                                                                  ======
Total Return................................................        0.51%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $  735
  Ratio of expenses to average net assets...................        1.87%(b)
  Ratio of net investment income to average net assets......        2.63%(b)
  Portfolio Turnover (c)....................................          68%

---------------
  * For the period from February 25, 1998 (commencement of operations) through June 30, 1998.

 (a) Not annualized.

 (b) Annualized.

 (c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED             PERIOD ENDED
                                                              JUNE 30, 1998            DECEMBER 31, 1997*
                                                             ----------------          ------------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.......................      $ 10.18                    $  10.05
                                                                 -------                    --------
Income from investment operations:
  Net investment income....................................         0.19                        0.10
  Net realized and unrealized gains (losses) on securities
     transactions..........................................        (0.06)                       0.13
                                                                 -------                    --------
  Net income from investment operations....................         0.13                        0.23
                                                                 -------                    --------
Less distributions:
  Net investment income....................................        (0.19)                      (0.10)
                                                                 -------                    --------
Net change in net asset value..............................        (0.06)                       0.13
                                                                 -------                    --------
NET ASSET VALUE, END OF PERIOD.............................      $ 10.12                    $  10.18
                                                                 =======                    ========
Total Return...............................................         1.30%(a)                    2.35%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)........................      $95,021                    $100,742
  Ratio of expenses to average net assets..................         0.92%(b)                    0.56%(b)
  Ratio of net investment income to average net assets.....         3.79%(b)                    4.22%(b)
  Ratio of expenses to average net assets**................         0.93%(b)                    0.87%(b)
  Ratio of net investment income to average net assets**...         3.78%(b)                    3.91%(b)
  Portfolio Turnover (c)...................................           68%                        253%

---------------
  * For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 (a) Not annualized.

 (b) Annualized.

 (c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED          PERIOD ENDED
                                                               JUNE 30, 1998         DECEMBER 31, 1997*
                                                              ----------------       ------------------
                                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.13                 $ 10.00
                                                                  -------                 -------
Income from investment operations:
  Net investment income.....................................         0.16                    0.29
  Net realized and unrealized gains (losses) on securities
     transactions...........................................        (0.02)                   0.13
                                                                  -------                 -------
  Net income from investment operations.....................         0.14                    0.42
                                                                  -------                 -------
Less distributions:
  Net investment income.....................................        (0.16)                  (0.29)
                                                                  -------                 -------
Net change in net asset value...............................        (0.02)                   0.13
                                                                  -------                 -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.11                 $ 10.13
                                                                  =======                 =======

Total Return (excluding sales charge).......................         1.40%(a)                4.26%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................      $23,501                 $22,893
  Ratio of expenses to average net assets...................         1.02%(b)                0.98%(b)
  Ratio of net investment income to average net assets......         3.20%(b)                3.48%(b)
  Ratio of expenses to average net assets**.................         1.49%(b)                1.52%(b)
  Ratio of net investment income to average net assets**....         2.73%(b)                2.94%(b)
  Portfolio Turnover (c)....................................          113%                    179%

---------------

  * For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               PERIOD ENDED
                                                              JUNE 30, 1998*
                                                              --------------
                                                               (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.18
                                                                 -------
Income from investment operations:
  Net investment income.....................................        0.12
  Net realized and unrealized gains (losses) on securities
     transactions...........................................       (0.07)
                                                                 -------
  Net income from investment operations.....................        0.05
                                                                 -------
Less distributions:
  Net investment income.....................................       (0.12)
                                                                 -------
Net change in net asset value...............................       (0.07)
                                                                 -------
NET ASSET VALUE, END OF PERIOD..............................     $ 10.11
                                                                 =======

Total Return................................................        0.59%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........................     $   539
  Ratio of expenses to average net assets...................        1.98%(b)
  Ratio of net investment income to average net assets......        2.09%(b)
  Ratio of expenses to average net assets**.................        2.71%(b)
  Ratio of net investment income to average net assets**....        1.36%(b)
  Portfolio Turnover........................................         113%

---------------

  * For the period from February 4, 1998 (commencement of operations) through June 30, 1998.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

                        THE INFINITY MUTUAL FUNDS, INC.

                             AMERISTAR MUTUAL FUNDS
                     3435 Stelzer Road - Columbus, OH 43219

                               INVESTMENT ADVISER
                          First American National Bank
                315 Deaderick Street - Nashville, TN 37237-0401

                                 ADMINISTRATOR
                    BISYS Fund Services Limited Partnership
                     3435 Stelzer Road - Columbus, OH 43219

                                  DISTRIBUTOR
                    BISYS Fund Services Limited Partnership
                     3435 Stelzer Road - Columbus, OH 43219

                                   CUSTODIAN
                              The Bank of New York
                   90 Washington Street - New York, NY 10286

                   TRANSFER AGENT & DIVIDEND DISBURSING AGENT
                         BISYS Fund Services Ohio, Inc.
                    3435 Stelzer Road - Columbus, OH 43219


          BISYS Fund Services Limited Partnership is the Portfolios' distributor and is unaffiliated with First American National Bank, the Portfolios' adviser.

          Investments in the Portfolios are neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

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8/98                                                          AME-SANN-6/98